As filed with the U.S. Securities and Exchange Commission on April 24, 2018
Registration No. 333-179570

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 11 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 83 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 30, 2018 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2018
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
Protection Variable Universal Life 2012
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following variable investment accounts:
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
Utilities
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.
Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That's why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a “flexible premium” policy.
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect based on your individual needs and objectives. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. You should also consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount coverage at issue.
If your priority is to maximize the extent of the protection that your policy affords against a lapse of coverage in the event of adverse investment experience or other factors, you may wish to elect the Extended No-Lapse Guarantee Rider when you purchase this policy. The Extended No-Lapse Guarantee Rider extends the No-Lapse Guarantee Period provided for the Base Face Amount (see “Other policy benefits, rights and limitations – Optional supplementary benefit riders you can add”). However, you may not elect increasing Supplemental Face Amount at issue with the Extended No-Lapse Guarantee Rider. Also, if you later decide to request an increase in the Supplemental Face Amount, the Extended No-Lapse Guarantee Rider will terminate.
If your priority is to reduce your Base Face Amount charges while maintaining the protection afforded by the Extended No-Lapse Guarantee Rider, you may wish to elect the Alternative Cash Value Rider. If you elect the Alternative Cash Value Rider, the Extended No-Lapse Guarantee Rider, must also be elected. The Extended No-Lapse Guarantee premium requirement under the Extended No-Lapse Guarantee rider will be higher if you elect the Alternative Cash Value Rider. However, your Base Face Amount charges will be reduced. With the Alternative Cash Value Rider, you may not elect increasing Supplemental Face Amount at issue and if you later decide to request an increase in the Supplemental Face Amount or terminate the Extended No-Lapse Guarantee Rider, the Alternative Cash Value Rider will terminate and the Base Face Amount charge will increase to the amount shown in the Policy Specifications page of the policy.
If your priority is to have the lowest premium requirement, you may decide to not elect the Extended No-Lapse Guarantee Rider. If you do not include this rider, you will forego the protection the Extended No-Lapse Guarantee Rider affords your policy against a lapse of coverage in the event of adverse investment experience or other factors.
You should discuss your priorities for this policy with your registered representative.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
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Variable investment accounts
The policy offers a number of variable investment accounts, as listed on page 1 of this prospectus. These variable investment accounts are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), a separate account operated by us under Michigan law. The variable investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those variable investment accounts operate like publicly traded mutual funds, there are important differences between the variable investment accounts and publicly traded mutual funds. You can transfer money from one variable investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the variable investment accounts you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal and any surrender charge that then applies. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals— Withdrawals”). We reserve the right to refuse any withdrawal that would cause the policy's Base Face Amount to fall below $50,000.
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations— Optional supplementary benefit riders you can add”).
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Summary of policy risks
Lapse risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven't paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in force. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any variable investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the variable investment accounts you’ve chosen. Some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of any fixed account option are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).
Early surrender risk
There are surrender charges assessed if you surrender your policy in the first ten policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit—Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the variable investment accounts or between the variable investment accounts and any available fixed account. The policy is also not designed to accommodate trading that result in transfers that are large in relation to the total assets of the underlying portfolio.
To discourage market timing and disruptive trading activity, we impose restrictions (see “Market timing and disruptive trading practices”) on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”).
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a
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policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the maximum charge, the minimum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, lapse the policy, reduce the Base Face Amount, or transfer policy value between investment accounts. A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium charge	Upon payment of premium	8% of each premium paid(1)
Surrender charge(2)	Upon surrender, policy lapse or any reduction in Base Face Amount
Maximum charge		$50 per $1,000 of Base Face Amount
Minimum charge		$9.37 per $1,000 of Base Face Amount
Charge for representative insured person		$22.28 per $1,000 of Base Face Amount
Transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25.00 (3)

(1)  A maximum premium charge of 8% is applied to premiums received in policy years 1-5 up to the First Tier Premium Charge Limit indicated in the Policy Specifications page of the policy and 2% is applied to premiums in excess of the First Tier Premium Charge Limit. After the fifth policy year, the charge is 2% for all premiums. The First Tier Premium Charge Limit will vary by face amount, and the age, risk class and sex of the insured person. For example, if the insured person is a 45 year old male, standard non-smoker underwriting risk, with a Base Face Amount of $1,000,000, the First Tier Premium Charge Limit applicable in policy years 1-5 would be $84,600. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  A surrender charge is applicable for ten policy years from the Policy Date, and varies based upon the sex, issue age, and risk classification of the insured person. The surrender charge is also affected by the amount of the premium paid under the policy, with the surrender charge per $1,000 of Base Face Amount decreasing with payment of additional premiums. The maximum charge shown is the amount in month one in the first policy year for a 60 year old standard smoker underwriting risk, for which the Minimum Initial Premium under the policy has been paid. The minimum charge shown is the amount for a 20 year old female standard smoker underwriting risk. The representative insured person rate shown is the amount for a 45 year old male standard underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  This charge is not currently imposed, but we reserve the right to do so in the policy.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of insurance charge(1)	Monthly
Maximum charge		$83.33 per $1,000 of NAR
Minimum charge		$0.02 per $1,000 of NAR
Charge for representative insured person		$0.19 per $1,000 of NAR
Base Face Amount charge(2)	Monthly for eight policy years from the Policy Date
Maximum charge		$1.28 per $1,000 of Base Face Amount
Minimum charge		$0.005 per $1,000 of Base Face Amount
Charge for representative insured person		$0.14 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15.00
Asset-based risk charge(3)	Monthly	0.75% of policy value in policy years 1-15 0.02% of policy value in policy years 16 and thereafter
Policy loan interest rate(4)	Accrues daily Payable annually	3.25%

(1)  The cost of insurance charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The maximum rate shown is the rate in any policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. The minimum rate shown is the rate in the first policy year for a 5 year old female standard non-smoker underwriting risk. The representative insured person rate shown is the rate for a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification at issue of the insured person. The maximum rate shown is for a 90 year old male standard smoker underwriting risk. The minimum rate shown is for a 20 year old female super preferred non-smoker underwriting risk that has elected the Alternative Cash Value Rider. The representative insured person rate shown is the rate for a 45 year old male standard non-smoker underwriting risk that has not elected the Alternative Cash Value Rider. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any policy value held in a fixed account. We currently do not impose an asset-based risk charge in policy year 16 and thereafter, but we reserve the right to do so in the policy.
(4)  3.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 2.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 2.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 2.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Disability Payment of Specified Premium Rider(1)	Monthly
Maximum charge		$198.67 per $1,000 of Specified Premium
Minimum charge		$16.57 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium
Extended No-Lapse Guarantee Rider(2)	Monthly
Maximum charge		$0.64 per $1,000 of Base Face Amount
Minimum charge		$0.001 per $1,000 of Base Face Amount
Charge for representative insured person		$0.06 per $1,000 of Base Face Amount
Long-Term Care Rider(3)	Monthly
Maximum charge		$3.34 per $1,000 of NAR
Minimum charge		$0.01 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Cash Value Enhancement Rider	Upon policy issue	$500.00
Overloan Protection Rider(4)	At exercise of benefit
Maximum charge		8.00%
Minimum charge		0.04%
Accelerated Benefit Rider(5)	At exercise of benefit	$150.00

(1)  The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The maximum rate shown is for a 54 year old female substandard smoker underwriting risk. The minimum rate shown is for a 20 year old male standard non-smoker underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  The charge for this rider is determined by multiplying the current Base Face Amount by the applicable rate. The rates vary by sex, issue age, and risk classification of the insured person. The charge for this rider is also affected by the duration of the Extended No-Lapse Guarantee Period that is selected. The maximum rate shown is for an 84 year old male standard smoker underwriting risk. The minimum rate shown is for a 20 year old female super preferred underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The maximum rate shown is for a 75 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The minimum rate shown is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage, which is a percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(4)  The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected. The minimum rate shown is for an insured person who has reached attained age 120 and the guideline premium test has been elected. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(5)  This charge is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment account offered through this prospectus, expressed as a percentage of average net assets
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(rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	1.73%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.28% and 1.52%, respectively.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Variable Investment Accounts and Investment Subadvisers
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income and, American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’
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investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
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Portfolio	Subadviser	Investment Objective
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
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Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account. Our executive office is located at 197 Clarendon St., Boston, MA 02117.
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We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The variable investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
The fixed account
Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Separate Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, scheduled and unscheduled increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.
When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
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•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the cost of insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
Base Face Amount vs. Supplemental Face Amount
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.
For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, after the insured person reaches age 121, the amount of any Supplemental Face Amount will terminate.
If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches age 121, then you may wish to maximize the proportion of the Base Face Amount. However, the No-Lapse Guarantee for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount is limited to the first two policy years.
The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law—the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:
Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
A table showing the factor for each age will appear in the policy.
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Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.
The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
Requesting an increase in coverage
After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Disability Payment of Specified Premium, Extended No-Lapse Guarantee , Long-Term Care and Long-Term Care Continuation Riders you may have elected at issue. Also, if there is an unscheduled increase in Supplemental Face Amount, on the effective date of the increase, any remaining No-Lapse Guarantee Period for the Base Face Amount will terminate.
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:
•	the remaining Base Face Amount will be at least $50,000, and
•	the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals (see “Surrender and withdrawals - Withdrawals”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option
Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Face Amount after the change will equal your Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the underlying investment accounts to one that is a level death benefit. Changing from Option 2 to Option 1 can also lower the monthly Cost of Insurance charge since this charge is lowered when the Net Amount At Risk is reduced; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The resulting change to the Total Face Amount will be reflected as an increase in Supplemental Face Amount. The resulting change to the Total Face Amount will be reflected as an increase in Supplemental Face Amount. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
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Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Tax consequences of coverage changes
If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.
A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 121, subject to the need to pay enough premium to keep the policy in force and to the limitations on maximum premium amount described below.
Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
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We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among the investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee (as well as an optional Extended No-Lapse Guarantee, if elected) which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Lapse and reinstatement
Lapse
Unless a no-lapse guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deduction due on the date of default, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
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No-lapse guarantee
In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.
The monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.
The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and any Supplemental Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, or (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person.
The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) five years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount, however, is limited to the first two policy years.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
(a)  the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)  the amount necessary to bring the Net Cash Surrender Value to zero plus an amount equal to three times the monthly deduction due on the date of default, plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate. If you make the required payment under (a) described above, the Base Face Amount and any Supplemental Face Amount and any supplementary benefit riders will remain in effect during the first two policy years. For the remainder of the No-Lapse Guarantee Period, if you make the required payment under (a), the Base Face Amount will remain in effect, but any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.
Cumulative premium test
The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date, less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premium due from the Policy Date to the date of the test.
Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
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(b)  You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Premiums - - Processing premium payments”).
Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Allocation of future premium payments
At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account (fixed or investment) in any policy year is $1,000,000.
Marketing timing and disruptive trading practices
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the
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reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.
In addition to the actions described above, we also reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market investment account. If such a transfer to the Money Market investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment account may not be transferred out of the Money Market investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of
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transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of the fixed account may not involve a transfer to the Money Market investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
We may waive the transfer restrictions on the fixed account. Please contact us or your John Hancock USA representative to find out if a waiver is currently in effect.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly
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deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $50,000.
Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”).
For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.
•	We first determine the net cash surrender value of your policy.
•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
•	We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.
•	We then subtract the third item above from the second item above.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.25% in the first 10 policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 2.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
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Loan repayments received prior to the close of the New York Stock Exchange will be applied on the same day it was received. Loan repayments received after the close of the New York Stock Exchange will be applied as of the next business day.
Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment accounts or any fixed account and placed in a special loan account. The investment accounts or any fixed account and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough policy value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
Description of charges at the policy level
Deduction from premium payments
•	Premium charge - A charge to help defray our sales costs and related taxes. The charge is 8% of premiums received in policy years 1-5 up to the First Tier Premium Charge Limit indicated in the Policy Specifications page of the policy, and 2% is applied to premiums received in excess of the First Tier Premium Charge Limit. After the fifth policy year the charge is 2% for all premiums. The First Tier Premium Charge Limit will vary by face amount, and the age, risk class and sex of the insured person. For example, if the insured person is a 45 year old male, standard non-smoker underwriting risk, with a Base Face Amount of $1,000,000, the First Tier Premium Charge Limit applicable in policy years 1-5 would be $84,600.
Deductions from policy value
•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15 per month.
•	Base Face Amount charge - A monthly charge for the first eight policy years, to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate which varies by the insured person's sex, age, and risk classification at issue. The amount of the Base Face Amount charge will also depend upon whether you have elected the Alternative Cash Value Rider (see “Optional supplementary benefit riders you can add”), and will be reduced if that rider is elected.
•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates and the current rates will never be more than the maximum rates shown in the policy. Cost of insurance charges will cease at and after the insured person reaches age 121. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the death benefit as of the first day of the Policy Month, divided by 1.0016516; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.
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Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0016516.
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. Currently we charge 0.75% of policy value in policy years 1-15 and 0.00% of policy value in policy year 16 and thereafter.
•	Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.
•	Loan interest rate - We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 3.25% in the first ten policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25% (see “Policy loans”).
•	Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12) to compensate us for the costs of processing these transfers (see “Market timing and disruptive trading practices”).
•	Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first ten policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The surrender charge in the first policy year is (a) minus (b), with the result multiplied by the Surrender Charge Ratio, where:
(a)  is the surrender charge for the Base Face Amount at issue, indicated in the Policy Specifications page of the policy;
(b)  is 4.73% multiplied by the sum of premiums paid in the first policy year up to the First Tier Premium Charge Limit, indicated in the Policy Specifications page of the policy; and
(c)  the Surrender Charge Ratio is equal to the sum of premiums paid in the first policy year up to the Premium Threshold indicated in the Policy Specifications on your policy, divided by the Premium Threshold, where the Surrender Charge Ratio will never exceed 1. The Premium Threshold will vary by age, sex, risk class, face amount, the death benefit option elected and the election of one or more of the following riders: ENLG Rider, Disability Payment of Specified Premium Rider, the Long Term Care Rider, or the Long Term Care Continuation Rider.
For an example showing how the surrender charge is determined, assume a policy on a male age 45 standard non-smoker, providing a $1,000,000 death benefit with no riders. In this example, the surrender charge for the Base Face Amount at issue is $22,280.00, premiums paid in Policy Year 1 are $10,000, the First Tier Premium Charge Limit is $84,600, and the Premium Threshold is $14,100.
To determine the surrender charge, multiply $10,000 by 4.73% and subtract the result ($473) from $22,280.00. The result is $21,807.00. Then divide $10,000 by $14,100 to determine the Surrender Charge Ratio of .709220. Finally, multiply $21,807.00 by .709220 to determine the surrender charge of $15,465.96.
After the first policy year, the surrender charge is dependent upon the policy year during which lapse or surrender occurs, with the amount calculated above reduced by applying the percentages shown in the following table. The percentage is graded down proportionately at the beginning of each policy month until the next level is reached.
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Policy Year	Percentage Applied
2	90%
3	80%
4	70%
5	60%
6	60%
7	60%
8	40%
9	30%
10	10%
11+	0%
A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Surrender and withdrawals—Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reduction and then multiplying the applicable surrender charge by that ratio. If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals. (see “Surrender and withdrawals—Withdrawals”).
Additional information about how certain policy charges work
Sales expenses and related charges
The premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.
Special purchase programs for eligible classes
With respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
The Statement of Additional Information (the “SAI”) contains additional information about any special purchase program we currently make available. For information as to how you may obtain a copy of the SAI, please see the last page of this prospectus.
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Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Under current laws, we may incur state and local taxes (in addition to premium taxes)in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
When the insured person reaches 121
If the policy is still in effect on the policy anniversary nearest the 121st birthday of the insured person, the following things will happen (whether or not there is any net cash surrender value):
•	We will stop any monthly deduction charges.
•	We will stop accepting any premium payments.
•	We will no longer process withdrawals.
•	We will continue to credit interest to a fixed account.
•	We will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.
•	Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).
Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a six month “waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person’s 65th birthday if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.
•	Extended No-Lapse Guarantee Rider – In states where approved, if your Issue Age is less than 85 you may elect the Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations, or (c) age 90 of the insured person. You will pay an
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additional fee for this rider, which varies based on the individual characteristics of the insured person, the length of the guarantee period you select and the Base Face Amount. A change in Base Face Amount of the policy may affect the cost of the rider and the amount of any Extended No-Lapse Guarantee Credit, as described below. If you elect scheduled increases to your Supplemental Face Amount at issue, you may not elect this rider. In addition, the rider will terminate as of the date we approve your written request to increase your Supplemental Face Amount.
Provided this rider is in effect, during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies the Extended Cumulative Premium Test, under which the sum of the premiums received, plus any Extended No-Lapse Guarantee Credit, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the policy date to the date of this test.
If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select. As of the effective date of this prospectus, the investment accounts available for policies purchased with the Extended No-Lapse Guarantee Rider are American Asset Allocation, Capital Appreciation Value, Core Bond, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, Lifestyle Moderate, Managed Volatility Aggressive, Managed Volatility Balanced, Managed Volatility Conservative, Managed Volatility Growth, Managed Volatility Moderate, and Money Market. The Fixed Account is also currently an available investment option. The investment accounts available for policies purchased with the Extended No-Lapse Guarantee Rider are identified in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available under this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts under this rider.
•	Alternative Cash Value Rider - This rider is available only when the Extended No-Lapse Guarantee Rider is elected. If you elect this rider, the Extended No-Lapse Guarantee Premium under the Extended No-Lapse Guarantee Rider will increase and your Base Face Amount charge will be reduced. If this rider is elected, the increase in the Extended No-Lapse Guarantee Premium and the decrease in the Base Face Amount Charge, will be reflected in the Policy Specifications pages of your policy.
If the Alternative Cash Value Rider is elected, the reduction in the Base Face Amount charge will help to increase the cash value performance of your policy, which could benefit those policy owners that do not plan to maintain the policy for their full life expectancy (e.g., to surrender the policy for its cash surrender value, or to exchange the policy during their lifetime). The rider could also benefit those policy owners that are not planning to pay premiums at the level of the Extended No-Lapse Guarantee Premium, and instead choose to rely upon the potential positive returns to their policy value to keep the policy in force. On the other hand, electing this rider may not benefit policy owners that would prefer to have a lower guaranteed premium and are willing to give up the increase in the cash value performance that would results from the lower Base Face Amount Charge. In considering whether to elect this rider, you should discuss your insurance needs and financial objectives with your registered representative. You should also consider that if this rider is elected, the amount of compensation paid to the selling broker-dealer in the first policy year will be lower then it would be if the rider is not elected, with the difference being paid in policy years 2-4. We do not currently charge a separate fee for this rider. This rider may only be elected in conjunction with the Enhanced No-Lapse Guarantee Rider. If you elect this rider, you may not elect the Cash Value Enhancement Rider. In addition, this rider will terminate when we approve your written request for an increase to your Supplemental Face Amount.
•	Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of the policy's death benefit advanced to you in the event of terminal illness. In addition, there is a significant risk that ownership of a policy with this rider by anyone other than the insured will cause adverse tax consequences (see “Tax considerations”).
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Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care service,” while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.
We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be selected when you apply for the policy. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
We restrict your policy value's exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.
Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).
•	Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals. If you elect this rider, you may not elect the Alternative Cash Value Rider.
Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:
Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%
•	Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the
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number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.
When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
•	Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.
•	You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.
•	We must have a signed consent of any irrevocable beneficiary and any assignee.
•	You must claim the benefit voluntarily. We will not pay the benefit if you are claiming it to satisfy creditors or for government benefits.
If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.
Variations in policy terms
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Special purchase programs for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we
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approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
•	Combining or removing fixed accounts or variable investment accounts
•	Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to
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surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the variable investment accounts and any fixed account
•	Borrow or withdraw amounts you have in the variable investment account and any fixed account
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value
•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owners or the owner's estate.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock USA at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock USA representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each variable investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
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Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
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•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among the variable investment accounts and any fixed account
•	change of allocation among the variable investment accounts and any fixed account for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among the variable investment accounts and any fixed account and changes of allocation among the variable investment accounts and any fixed account simply by telephoning us at 1-800-827-4546 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the variable investment accounts and any fixed account involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
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Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 145% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). If the Alternative Cash Value Rider is elected, the amount of compensation paid to the selling broker-dealer in the first policy year will be lower than it would be if the rider is not elected, with the difference being paid in policy years 2-4.
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH
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Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
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However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if you have elected a Long-Term Care Rider, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected a Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
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Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If
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you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
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Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-179570

Statement of Additional Information
dated April 30, 2018
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2017, 2016, and 2015, was $94,706,904, $100,416,732, and $120,545,566, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
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Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
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AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2017, 2016 and 2015

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts
April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2017	2016

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$47,970	$45,231
Stocks:
Preferred stocks	11	25
Common stocks	1,354	1,063
Investments in affiliates	2,560	3,429
Mortgage loans on real estate	11,900	11,631
Real estate:
Company occupied	286	295
Investment properties	5,436	5,953
Cash, cash equivalents and short-term investments	4,131	3,879
Policy loans	2,726	2,722
Derivatives	9,637	10,851
Receivable for securities	16	18
Other invested assets	9,269	6,656

Total cash and invested assets	95,296	91,753
Investment income due and accrued	705	752
Premiums due and deferred	65	277
Amounts recoverable from reinsurers	163	280
Net deferred tax asset	13	177
Funds held by or deposited with reinsured companies	3,321	3,488
Other reinsurance receivable	181	200
Amounts due from affiliates	477	411
Other assets	1,435	1,407
Assets held in separate accounts	141,167	131,147

Total admitted assets	$242,823	$229,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS — STATUTORY BASIS – (CONTINUED)

	December 31,
	2017	2016

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,132	$67,125
Policyholders’ and beneficiaries funds	2,683	2,717
Consumer notes	197	201
Dividends payable to policyholders	408	422
Policy benefits in process of payment	450	526
Other amount payable on reinsurance	534	830
Other policy obligations	46	60

Total policy and contract obligations	73,450	71,881
Payable to parent and affiliates	1,645	1,436
Transfers to (from) separate account, net	(365)	(423)
Asset valuation reserve	2,106	2,106
Reinsurance in unauthorized companies	4	3
Funds withheld from unauthorized reinsurers	66	7,463
Interest maintenance reserve	2,038	1,351
Current federal income taxes payable	104	230
Derivatives	4,129	5,370
Payables for collateral on derivatives	1,973	1,907
Payables for securities	177	28
Funds held under coinsurance	7,239	138
Other general account obligations	981	1,101
Obligations related to separate accounts	141,167	131,147

Total liabilities	234,714	223,738

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2017 and 2016)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 and 4,728,939 shares issued and outstanding at December 31, 2017 and 2016, respectively)	5	5
Paid-in surplus	3,219	3,196
Surplus notes	585	585
Unassigned surplus	4,300	2,368

Total capital and surplus	8,109	6,154

Total liabilities and capital and surplus	$242,823	$229,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$18,286	$13,227	$16,323
Consideration for supplementary contracts with life contingencies	176	201	140
Net investment income	4,426	4,308	4,387
Amortization of interest maintenance reserve	195	191	181
Commissions and expense allowance on reinsurance ceded	1,963	629	1,040
Reserve adjustment on reinsurance ceded	(12,621)	(7,297)	(16,494)
Separate account administrative and contract fees	1,772	1,697	1,786
Other revenue	347	434	415

Total premiums and other revenues	14,544	13,390	7,778
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,693	10,220	9,762
Annuity benefits	1,788	1,622	1,796
Disability and long-term care benefits	738	664	647
Interest and adjustments on policy or deposit-type funds	(318)	94	91
Payments on supplementary contracts with life contingencies	199	191	179
Increase (decrease) in life and long-term care reserves	1,979	1,784	(2,506)

Total benefits paid or provided	17,079	14,575	9,969
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,091	1,049	1,289
General expenses	1,039	943	960
Insurance taxes, licenses and fees	138	171	145
Net transfers to (from) separate accounts	(8,706)	(5,581)	(6,554)
Investment income ceded	878	1,240	2,465
Other deductions	153	21	(160)

Total insurance expenses and other deductions	(5,407)	(2,157)	(1,855)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	2,872	972	(336)
Dividends to policyholders	124	131	(36)

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	2,748	841	(300)
Federal income tax expense (benefit)	446	(121)	(778)

Income (loss) from operations before net realized capital gains (losses)	2,302	962	478
Net realized capital gains (losses)	(403)	(933)	216

Net income (loss)	$1,899	$29	$694

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2015	$5	$3,196	$990	$1,137	$5,328
Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	5	3,196	990	1,253	5,444

Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154

Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to Parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	$5	$3,219	$585	$4,300	$8,109

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,

	2017	2016	2015

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$18,819	$13,411	$19,961
Net investment income received	4,603	4,415	4,600
Separate account fees	1,772	1,697	1,786
Commissions and expenses allowance on reinsurance ceded	1,963	629	1,040
Miscellaneous income	374	595	2,852
Benefits and losses paid	(28,091)	(21,060)	(29,836)
Net transfers from (to) separate accounts	8,763	5,699	7,404
Commissions and expenses (paid) recovered	(3,040)	(2,873)	(5,153)
Dividends paid to policyholders	(138)	(137)	(250)
Federal and foreign income and capital gain taxes (paid) recovered	(846)	200	847

Net cash provided by (used in) operating activities	4,179	2,576	3,251

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	19,287	20,934	19,217
Stocks	317	239	190
Mortgage loans on real estate	885	1,283	1,834
Real estate	986	1,295	8
Other invested assets	624	485	955
Derivatives	-	-	32
Net gains (losses) on cash, cash equivalents and short term investments	4	(2)	(9)

Total investment proceeds	22,103	24,234	22,227

Cost of investments acquired:
Bonds	21,195	21,880	19,734
Stocks	459	652	848
Mortgage loans on real estate	1,179	2,440	1,715
Real estate	415	446	1,155
Other invested assets	1,680	1,429	905
Derivatives	46	1,420	-

Total cost of investments acquired	24,974	28,267	24,357
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	217	266	(904)
Net (increase) decrease in policy loans	(4)	932	(56)

Net cash provided by (used in) investment activities	(2,658)	(2,835)	(3,090)

Financing and miscellaneous activities
Surplus notes	-	(405)	-
Borrowed funds	(164)	(64)	(276)
Net deposits (withdrawals) on deposit-type contracts	(34)	93	(333)
Dividend paid to Parent	(900)	-	(210)
Other cash provided (applied)	(171)	(14)	(2,516)

Net cash provided by (used in) financing and miscellaneous activities	(1,269)	(390)	(3,335)

Net increase (decrease) in cash, cash equivalents and short-term investments	252	(649)	(3,174)
Cash, cash equivalents and short-term investments at beginning of year	3,879	4,528	7,702

Cash, cash equivalents and short-term investments at end of year	$4,131	$3,879	$4,528

Non-cash activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$33	$650	$8,357
Transfer of invested assets for NYL 2015 reinsurance transaction and other affiliates, net	16	(650)	(8,357)
Financing and other activities related to JHVT\JHLH merger and transfer with affiliates, net	(49)	-	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH.    Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2017, 2016 and 2015, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $1,630 million and $635 million for the calculation required under AG 38 8D, of which $1,103 million and $345 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2017 and 2016, respectively. At

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

December 31, 2017 and 2016, the Company held reserves of $1,281 million and $930 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2017. For the reserve at December 31, 2016, the mean reserve method was used to adjust the calculated terminal reserve to the appropriate reserve. Mean reserves are determined by computing the terminal reserve for the plan and assuming annual premiums have been paid as of the valuation date. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments. Reserves at December 31, 2017 and 2016 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2017 and 2016, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2017 and 2016, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks — Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and had no material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company plans to implement PBR prior to January 1, 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2017, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

December 31, 2016:
U.S. government and agencies	$4,896	$240	$(96)	$5,040
States and political subdivisions	2,625	431	(19)	3,037
Foreign governments	2,683	124	(13)	2,794
Corporate bonds	28,746	2,442	(306)	30,882
Mortgage-backed and asset-backed securities	6,281	382	(61)	6,602

Total bonds	$45,231	$3,619	$(495)	$48,355

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2017, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$752	$762
Due after one year through five years	7,309	7,406
Due after five years through ten years	6,689	6,938
Due after ten years	26,840	30,552
Mortgage-backed and asset-backed securities	6,380	6,782

Total	$47,970	$52,440

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2017	2016

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$135	$317
Bonds pledged in support of exchange-traded futures	364	533
Bonds and cash pledged in support of cleared interest rate swaps	192	278

Total fair value	$691	$1,128

At carrying value:
Bonds on deposit with government authorities	$16	$15
Mortgage loans pledged in support of real estate	2	16
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	4,187	4,101

Total carrying value	$4,298	$4,225

At December 31, 2017 and 2016, the Company held below investment grade corporate bonds of $2,238 million and $2,626 million, with an aggregate fair value of $2,412 million and $2,803 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

At December 31, 2016, the Company had no Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV).

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2016:
U.S. government and agencies	$2,087	$(96)	$-	$-	$2,087	$(96)
States and political subdivisions	286	(10)	32	(9)	318	(19)
Foreign governments	49	(1)	46	(12)	95	(13)
Corporate bonds	6,470	(218)	1,046	(88)	7,516	(306)
Mortgage-backed and asset-backed securities	1,401	(42)	149	(19)	1,550	(61)
Total	$10,293	$(367)	$1,273	$(128)	$11,566	$(495)

At December 31, 2017 and 2016, there were 483 and 626 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $40 million and $51 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $3 million, $61 million, and $28 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 4, 8, and 13 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2017, 2016 and 2015 was $3 million, $16 million, and $18 million, respectively. There were 1, 2, and 0 restructured corporate bonds for which an impairment was recognized during 2017, 2016 and 2015, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Proceeds	$17,663	$20,018	$17,078
Realized gross gains	557	524	500
Realized gross losses	(33)	(112)	(123)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2017 and 2016.

Affiliate Transactions

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2017, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

In 2015, the Company transferred certain bonds to an affiliate, JHRECO in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLI Bermuda. These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MILHK”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLS. These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$25	$15	$-	$40
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	949	126	(12)	1,063
Affiliates*	1,387	2,042	-	3,429

Total stocks	$2,361	$2,183	$(12)	$4,532

*	Affiliates - fair value represents the carrying value

At December 31, 2017 and 2016, there were 136 and 192 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2017 and 2016, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $2 million, $24 million, $4 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 81, 108, and 115 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2017 and 2016, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
		West South Central	660
		Canada / Other	82
Allowance	(14)	Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

December 31, 2016:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,501	East North Central	$1,554
Industrial	872	East South Central	167
Office buildings	3,064	Middle Atlantic	1,856
Retail	3,538	Mountain	531
Agricultural	157	New England	572
Agribusiness	424	Pacific	3,581
Mixed use	22	South Atlantic	2,381
Other	1,060	West North Central	399
		West South Central	511
		Canada / Other	86
Allowance	(7)	Allowance	(7)

Total mortgage loans on real estate	$11,631	Total mortgage loans on real estate	$11,631

The aggregate mortgages outstanding to any one borrower do not exceed $342 million.

During 2017, the respective maximum and minimum lending rates for mortgage loans issued were 4.60% and 4.15% for agricultural loans and 5.75% and 3.49% for commercial loans. The Company issued no purchase money mortgages in 2017 and 2016. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2017, 2016 and 2015, respectively. The average recorded investment in impaired loans was $31 million, $25 million, and $34 million at December 31, 2017, 2016 and 2015, respectively. The

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Company recognized $0 million, $1 million, and $2 million of interest income during the period the loans were impaired for the years ended December 31, 2017, 2016 and 2015, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2017	2016

	(in millions)
AAA	$250	$232
AA	2,842	2,678
A	5,585	5,555
BBB	3,095	3,037
BB	98	111
B and lower and unrated	30	18

Total	$11,900	$11,631

Affiliate Transactions

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2017	2016

	(in millions)
Properties occupied by the company	$396	$392
Properties held for the production of income	6,086	6,150
Properties held for sale	-	395
Less accumulated depreciation	(760)	(689)

Total	$5,722	$6,248

The Company recorded $0 million, $38 million, and $0 million of impairments on real estate investments during the years ended December 31, 2017, 2016 and 2015, respectively.

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2017 and 2016.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $99 million, and $120 million of impairments on partnerships and LLCs during the years ended December 31, 2017, 2016 and 2015, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2017 or 2016.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2017 and 2016, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2017 or 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2017	2016	2015

	(in millions)
Income:
Bonds	$2,146	$2,232	$2,231
Preferred stocks	-	-	-
Common stocks	23	225	372
Mortgage loans on real estate	610	609	670
Real estate	704	762	722
Policy loans	176	167	190
Cash, cash equivalents and short-term investments	33	18	8
Other invested assets	1,014	506	466
Derivatives	483	594	520
Other income	12	30	27

Total investment income	5,201	5,143	5,206
Expenses
Investment expenses	(509)	(529)	(533)
Investment taxes, licenses and fees, excluding federal income taxes	(93)	(94)	(84)
Investment interest expense	(50)	(82)	(84)
Depreciation on real estate and other invested assets	(123)	(130)	(118)

Total investment expenses	(775)	(835)	(819)

Net investment income	$4,426	$4,308	$4,387

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2017	2016	2015

	(in millions)
Realized capital gains (losses)	$722	$(494)	$965
Less amount transferred to the IMR (net of related tax benefit (expense) of $(475) in 2017, $31 in 2016, and $(138) in 2015)	882	(57)	256

Realized capital gains (losses) before tax	(160)	(437)	709
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	243	496	493

Net realized capital gains (losses)	$(403)	$(933)	$216

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2017
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$145,611	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$161,404	$9,637	$4,129	$11,223	$4,872

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$2,982	$-	$-	$398	$177
	Foreign currency swaps	63	1	8	-	16

Cash flow hedges	Interest rate swaps	9,443	-	-	1,164	282
	Foreign currency swaps	1,550	143	79	375	316
	Foreign currency forwards	209	-	-	-	17
	Equity total return swaps	33	-	-	11	-

Total Derivatives in Effective Hedge Accounting Relationships		$14,280	$144	$87	$1,948	$808

Other Hedging Relationships
	Interest rate swaps	$122,946	$9,855	$4,808	$9,855	$4,808
	Interest rate treasury locks	10,579	243	467	243	467
	Interest rate options	6,994	280	-	280	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	78	5	78	5
	Foreign currency forwards	77	8	-	8	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	140	10	3	10	3
	Equity index options	3,428	232	-	232	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$144,486	$10,706	$5,283	$10,706	$5,283

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$86	$115
	Credit default swaps	65	1	-	1	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,200	$1	$-	$87	$115

Total Derivatives		$161,966	$10,851	$5,370	$12,741	$6,206

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2017, 2016 and 2015, respectively, the Company recorded unrealized gains (losses) of $ 402 million, $ 436 million, and ($ 33) million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2017, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 29 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2017, 2016 and 2015 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(805)	$773	$367
Interest rate treasury locks	841	(435)	(728)
Interest rate options	(73)	(8)	16
Foreign currency swaps	6	(31)	-
Foreign currency forwards	(11)	-	5
Equity total return swaps	3	(4)	2
Equity index options	102	68	(76)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$63	$363	$(414)

Net realized capital gain (loss):
Interest rate swaps	$874	$(490)	$(495)
Interest rate treasury locks	34	342	446
Interest rate options	(3)	-	-
Interest rate futures	273	(23)	(25)
Foreign currency swaps	4	3	4
Foreign currency forwards	16	24	26
Foreign currency futures	(111)	94	99
Equity total return swaps	(9)	(9)	11
Equity index options	22	(98)	(18)
Equity index futures	(1,104)	(1,007)	(42)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(4)	$(1,164)	$6

Total gain (loss) from derivatives in other hedging relationships	$59	$(801)	$(408)

The Company also deferred net realized gains (losses) of $ 872 million, ($ 526) million, and ($ 495) million (including $ 874 million, ($ 490) million, and ($ 495) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2017, 2016 and 2015, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2017 and 2016, respectively

	December 31, 2017			December 31, 2016

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$10	$-	1	$10	$-	2
AA	10	-	-	10	-	1
A	10	-	1	45	1	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$30	$-		$65	$1

1	The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2017 and 2016. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2017 and 2016, the Company accepted collateral consisting of cash of $ 1,973 million and $ 1,907 million, and various securities with a fair value of $ 4,360 million and $ 4,656 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2017 and 2016, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $ 261 million and $ 315 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2017 and 2016, the equity total return swap agreements with MLI had a fair value of $30 million and $16 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10
Loan-backed and structured securities	6	6	-	-	6

Total bonds with NAIC 6 rating	28	28	-	12	16
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134

Total common stocks	1,354	1,354	1,220	-	134
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-
Interest rate treasury locks	630	630	-	61	569
Interest rate options	247	247	-	67	180
Interest rate futures	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-
Foreign currency forwards	2	2	-	2	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	20	20	-	-	20
Equity index options	319	319	-	319	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769
Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40
Interest rate treasury locks	13	13	-	12	1
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-
Foreign currency forwards	5	5	-	5	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41
Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	24	24	-	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,063	1,063	894	-	169

Total common stocks	1,063	1,063	894	-	169
Derivatives:
Interest rate swaps	9,855	9,855	-	9,855	-
Interest rate treasury locks	243	243	-	1	242
Interest rate options	280	280	-	108	172
Interest rate futures	-	-	-	-	-
Foreign currency swaps	78	78	-	78	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	10	10	-	-	10
Equity index options	232	232	-	97	135
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,706	10,706	-	10,147	559
Assets held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total assets	$142,940	$142,940	$126,741	$13,551	$2,648

Liabilities:
Derivatives:
Interest rate swaps	$4,808	$4,808	$-	$4,773	$35
Interest rate treasury locks	467	467	-	32	435
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	5	5	-	5	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	3	3	-	-	3
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,283	5,283	-	4,810	473
Liabilities held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total liabilities	$136,430	$136,430	$125,847	$8,214	$2,369

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$45,207	$46,015	$-	$42,245	$3,770
Preferred stocks	25	40	-	-	40
Mortgage loans on real estate	11,631	12,391	-	-	12,391
Cash, cash equivalents and short term investments	3,879	3,879	2,509	1,370	-
Policy loans	2,722	2,722	-	2,722	-
Derivatives in effective hedge accounting and RSAT relationships	145	2,035	-	2,023	12

Total assets	$63,609	$67,082	$2,509	$48,360	$16,213

Liabilities:
Consumer notes	$201	$228	$-	$-	$228
Borrowed money	160	160	-	160	-
Policy reserves	1,455	1,439	-	-	1,439
Policyholders’ and beneficiaries funds	965	1,151	-	1,151	-
Derivatives in effective hedge accounting and RSAT relationships	87	923	-	760	163

Total liabilities	$2,868	$3,901	$-	$2,071	$1,830

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,415 million and $ 2,316 million at December 31, 2017 and 2016, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2017 and 2016, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2017 and 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2017, 2016 and 2015, are summarized as follows:

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2015	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2015
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums earned
Direct	$20,392	$19,809	$20,189
Assumed	605	872	1,867
Ceded	(2,711)	(7,454)	(5,733)

Net	$18,286	$13,227	$16,323

Benefits to policyholders ceded	$(16,741)	$(15,271)	$(16,713)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2017, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,375 million.

Non-Affiliated Reinsurance

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(224)	$(264)	$(8,180)
Premiums assumed	91	106	3,272
Benefits ceded	(636)	(615)	(314)
Benefits assumed	254	246	126

Other reinsurance receivable (payable)	(1)	(2)	362
Funds held by or deposited with reinsured companies	3,316	3,483	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded, net	$(177)	$(183)	$(2,231)
Benefits ceded, net	(424)	(427)	(436)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	46	41	60
Other amounts payable on reinsurance	4	9	1

Treaty settlement received (paid)*	227	246	527
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(256)	$(517)	$(530)
Premiums ceded, impact of treaty recaptured	3,718	-	-
Benefits ceded	(782)	(836)	(756)

Other reinsurance receivable	2	-	-
Other amounts payable on reinsurance	-	24	25
Funds held by or deposited with reinsured companies	7,048	-	-
Funds withheld from unauthorized reinsurers	-	7,236	7,544
Treaty settlement received (paid)*	(8)	(594)	(468)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $8,644 million and $8,320 million at December 31, 2017 and 2016, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. The total amount of collateral was $8,631 million as of December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

A description of the nature of the collateral (funds withheld by the reporting entity, assets placed in trust for the benefit of the captive, Letters of Credit, etc.), if applicable, as well as a tabular presentation of the value of all assets held by or on behalf of the captive reinsurer that back the long term care liabilities (including capital) are summarized below:

	Years ended December 31,
	2017	2016

	(in millions)
Funds Withheld	$7,048	$6,987
Trust Assets	-	1,644
Letter of Credit	-	-

Total Value of Collateral	$7,048	$8,631

If needed for reserves credit, JHRECO is obligated to provide a letter of credit that conforms to Michigan regulatory requirements. The total of the letter of credit and other collateral must equal or exceed the reserve credit taken by JHUSA. As of December 31, 2017 and 2016, a letter of credit was not needed.

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2017.

Year ended December 31,
2017

(in millions)
Available Capital	$1,884
Required Capital	$262
RBC Ratio	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2017 and 2016 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2016	$8,678	$1,071	810%
Impact of JHRECO LTC Recapture	880	181	-47%

Capital Gross of JHRECO LTC Cession	$9,558	$1,252	763%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(3,320)	$(3,978)	$5,332
Benefits ceded	(11,653)	(10,494)	(12,125)

Other reinsurance receivable	25	-	-
Other amounts payable on reinsurance	389	605	351
Funds withheld from unauthorized reinsurers	-	227	240

Treaty settlement received (paid)*	480	(142)	(712)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,873 million and $2,434 million as a coinsurance reserve and JHUSA holds $109 million and $185 million as a modified coinsurance reserve at December 31, 2017 and 2016, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 million and $0 million at December 31, 2017 and 2016, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The Company entered into a Stop Loss Reinsurance Agreement with (“MRBL”), effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(255)	$(298)	$(392)
Benefits ceded	(545)	(468)	(448)

Other reinsurance receivable	-	5	36
Other amounts payable on reinsurance	7	-	-
Funds withheld from unauthorized reinsurers	66	-	-
Treaty settlement received (paid)*	(28)	(74)	14
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(27)	$(28)	$(28)
Premiums assumed	-	241	-
Benefits ceded	(19)	(10)	(10)
Benefits assumed	22	8	-

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	7	-	-
Funds withheld from authorized reinsurers	-	3	5
Treaty settlement received (paid)*	(28)	7	20
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

Year ended December 31,
2017
(in millions)
Premiums ceded	$(373)
Premiums assumed	-
Benefits ceded	(14)
Benefits assumed	-

Other reinsurance receivable	-
Other amounts payable on reinsurance	18
Funds withheld from authorized reinsurers	50
Treaty settlement received (paid)*	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement will be supported by a FWH account and a credit-linked note. The FWH account will be funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note will be in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,827	$128	$2,955
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,706	128	2,834
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,706	128	2,834
(f) Deferred tax liabilities	2,580	77	2,657

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$126	$51	$177

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(395)	$(65)	$(460)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(395)	(65)	(460)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(395)	(65)	(460)
(f) Deferred tax liabilities	(291)	(5)	(296)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(104)	$(60)	$(164)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2017. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	774	120	894
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,502	120	1,622
2. Adjusted gross deferred tax assets allowed per limitation threshold.	774	120	894
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,932	8	1,940

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,706	$128	$2,834

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(32)	(120)	(152)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(760)	(120)	(880)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	438	(120)	318
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(363)	2	(361)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(395)	$(65)	$(460)

	2017	2016

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	794%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,082	$5,959
Impact of tax planning strategies is as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2016
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,706	$128
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,706	$128
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(395)	$(65)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(395)	$(65)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2017	2016	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$446	$(121)	$567
(b) Foreign	-	-	-

(c) Subtotal	446	(121)	567
(d) Federal income tax on net capital gains	243	496	(253)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$689	$375	$314

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2017	2016	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,489	906	583
(4) Investments	88	257	(169)
(5) Deferred acquisition costs	357	550	(193)
(6) Policyholder dividends accrual	49	84	(35)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	28	44	(16)
(9) Pension accrual	16	-	16
(10) Receivables - nonadmitted	48	71	(23)
(11) Net operating loss carryforward	-	199	(199)
(12) Tax credit carry-forward	329	684	(354)
(13) Other (including items <5% of total ordinary tax assets)	28	32	(5)

(99) Subtotal	$2,432	$2,827	$(395)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$2,311	$2,706	$(395)
(e) Capital:
(1) Investments	$63	$128	$(65)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$63	$128	$(65)
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$63	$128	$(65)
(i) Admitted deferred tax assets (2(d)+2(h))	$2,374	$2,834	$(460)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,178	$2,170	$(992)
(2) Fixed assets	18	-	18
(3) Deferred and uncollected premium	9	89	(80)
(4) Policyholder reserves	934	-	934
(5) Other (including items <5% of total ordinary tax liabilities)	150	321	(171)

(99) Subtotal	$2,289	$2,580	$(291)
(b) Capital:
(1) Investments	$72	$42	$30
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	35	(35)

(99) Subtotal	$72	$77	$(5)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,361	$2,657	$(296)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$13	$177	$(164)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2017	2016	Change

	(in millions)
Total deferred tax assets	$2,374	$2,834	$(460)
Total deferred tax liabilities	2,361	2,657	(296)

Net deferred tax assets (liabilities)	$13	$177	$(164)

Tax effect of unrealized gains and losses			628
Tax effect of unrealized foreign exchange gains (losses)			(71)
Other			5

Change in net deferred income taxes			$(726)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Ordinary provisions computed at statutory rate	$962	$294	$(105)
Net realized capital gains (losses) before IMR at statutory rate	253	(173)	335
Change in nonadmitted assets	-	-	-
Reinsurance	22	(47)	35
Valuation allowance	-	71	-
Tax-exempt income	(22)	(16)	(6)
Nondeductible expenses	1	(1)	-
Foreign tax expense gross up	8	8	9
Amortization of IMR	(68)	(78)	(128)
Tax recorded in surplus	68	(4)	37
Dividend received deduction	(184)	(183)	(230)
Investment in subsidiaries	(25)	(25)	(28)
Prior year adjustment	(151)	(54)	(21)
Tax credits	(24)	(26)	(42)
Change in tax reserve	4	(200)	18
Pension	-	-	-
Tax rate change	570	-	-
Other	1	$(1)	$(1)

Total	$1,415	$(435)	$(127)

Federal and foreign income taxes incurred	446	(121)	(778)
Capital gains tax	243	496	493
Change in net deferred income taxes	726	$(810)	$158

Total statutory income tax expense (benefit)	$1,415	$(435)	$(127)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2017, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3

			$302

Alternative minimum tax credits	2002		$3
	2003		7
	2004		1
	2008		2
	2009		7

			$20

Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision is repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $228 million, $0 million and $0 million for the years 2017, 2016 and 2015 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are ($156) million and ($193) million at December 31, 2017 and 2016, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016

	(in millions)
Balance at beginning of year	$37	$1,967
Additions based on tax positions related to the current year	14	14
Payments	-	(1,535)
Additions for tax positions of prior years	22	28
Reductions for tax positions of prior years	(13)	(437)

Balance at end of year	$60	$37

Included in the balances as of December 31, 2017 and 2016, are $75 million and $37 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2017 and 2016, are ($16) million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s decrease in the liability in 2016 for unrecognized tax benefits is the result of the Company and the IRS finalizing an agreement on the treatment of certain leveraged lease investments.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($10) million, $177 million, and $0 million of interest benefit for the years ended December 31, 2017, 2016 and 2015, respectively. The Company had approximately $6 million and $27 million accrued for interest as of December 31, 2017 and 2016, respectively. The Company did not recognize any material penalties for the years ended December 31, 2017, 2016 and 2015.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company has applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company will adjust its provisional amounts as further regulatory and IRS guidance emerges. Deferred Tax Assets and Deferred Tax Liabilities for Actuarial Liabilities both include a provisional amount of $672 million until policy level tax reserve computations are finalized. The revaluation of deferred tax assets and liabilities from 35% to 21% resulted in the following impacts: Change in Net Unrealized Capital Gains (Losses) less Capital Gains Tax, $767 million; Change in Net Unrealized Foreign Exchange Capital Gains (Losses), ($47) million; and Change in Net Deferred Income Tax, ($589) million.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2017, 2016 and 2015, the Company paid ordinary dividends of $807 million, $0 million and $210 million and extraordinary dividends of $93 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

determined based on the various risk factors related to it. As of December 31, 2017 and 2016, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $585 million. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2017, 2016 and 2015. Total interest paid through December 31, 2017 was $780 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the years ended December 31, 2017, 2016, and 2015, the combined interest expense on the notes was $0 million, $31 million and $29 million, respectively.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $3 million, $3 million, and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. Total interest paid through December 31, 2017 was $19 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $347 million, $329 million, and $377 million, respectively, for the years ended December 31, 2017, 2016 and 2015.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $767 million, $811 million, and $760 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Other

During 2017, 2016 and 2015, respectively, the Company received dividends of $31 million, $34 million, and $36 million from John Hancock Investment Management Services LLC, $72 million, $71 million, and $81 million from JHD, $0 million, $0 million, $0 million from JHNY, $0 million, $0 million, and $70 million from JHLH, $231 million, $214 million, and $289 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $19 million, and $0 million from John Hancock Partnership Holdings I & II and $10 million, $0 million, and $0 million from CLA CRE Opportunity Fund I LP. These dividends are included in the Company’s net investment income.

During 2017 and 2016, the Company made a capital contribution of $0 million and $75 million to JHS LLC in exchange for one share of its common stock, respectively.

During 2017, the Company made a capital contribution of $40 million to its wholly-owned subsidiary, MMRC, in exchange for one hundred and one shares of the common stock of MMRC, respectively.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2017 and 2016, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $558 million and $543 million at December 31, 2017 and 2016, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2017	2016

	(In millions)
The Manufacturers Investment Corporation	$134	$49
John Hancock Financial Corporation	114	119
Manulife Reinsurance Limited	56	14
Manulife Reinsurance (Bermuda) Ltd.	111	153
Manulife (Michigan) Reassurance Company	4	-
John Hancock Life & Health Insurance Company	180	84
John Hancock Life Insurance Company Vermont	-	33
John Hancock Reassurance Company, Ltd.	179	88
John Hancock Life Insurance Company New York	170	263
John Hancock Investment Management Services LLC	23	22
John Hancock Subsidiaries LLC	31	64
John Hancock Insurance Agency, Inc.	5	8
Essex Corporation	-	-
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	8	6
JH Partnership Holdings I, II LP	7	3
John Hancock Energy Resources Management, Inc.	-	1
John Hancock Real Estate Finance	-	-
John Hancock Realty Advisors	2	3
JH Advisors LLC	66	56
Manulife Asset Management (US) LLC	76	58
Hancock Capital Investment Management LLC	11	10
John Hancock RPS, LLC	31	5
The Berkeley Financial Group, LLC	2	1
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	4
JH Networking Insurance Agency, Inc.	5	2
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	1	11
Hancock Natural Resource Group, Inc.	30	23
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	2	-

Total	$1,264	$1,085

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $624 million, purchase other invested assets of $2,447 million, purchase real estate of $213 million, and issue agricultural and commercial mortgages of $92 million at December 31, 2017. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2018.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2018	$12
2019	11
2020	11
2021	8
2022	5
Thereafter	350

Total	$397

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two class actions against the Company are pending, one in New York and one in California, in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. An agreement to settle the case pending in California for $60 million received preliminary court approval at a hearing on February 13, 2018. A hearing for final approval is scheduled for May 9, 2018. That case covers a class of approximately 104,000 current and former owners of Flex V policies. Discovery in the case pending in New York was completed at the end of 2017. Motion practice related to class certification in the New York case is due to be concluded by June 15. It is premature to attempt to predict any outcome or range of outcomes for this matter.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$675	$474	$1,733	$2,882	2%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	115,422	115,422	83%

Total with adjustment or at fair value	678	474	117,155	118,307	85%
At book value without adjustment (minimal or no charge or adjustment)	5,701	-	-	5,701	4%
Not subject to discretionary withdrawal	14,848	640	146	15,634	11%

Total (gross)	21,227	1,114	117,301	139,642	100%

Reinsurance ceded	4,893	-	-	4,893

Total (net)	$16,334	$1,114	$117,301	$134,749

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2017	2016	2017	2016

	(in millions)
Group Annuity Contracts (401K)	$87,377	$78,915	$-	$-
Variable and Fixed Annuities	35,552	35,077	23	25
Life Insurance	14,081	12,516	-	-
Fixed Products - Institutional and stable value fund	2,140	2,566	-	-
Fixed Products - Retail	26	27	413	452
Investments - Funds	1,555	1,569	-	-

Total	$140,731	$130,670	$436	$477

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74
2013	$263	$109

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2017	2016

	(in millions, except for ages)
Account value	$36,044	$35,588
Amount of reserve held	821	901
Net amount at risk - gross	4,817	7,031
Weighted average attained age	69	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2017 and 2016:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2017 and 2016, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2017 and 2016, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2017	2016

	(in millions)
Type of Fund
Equity	$28,880	$24,145
Balanced	10,009	15,300
Bonds	6,381	5,052
Money Market	519	556

Total	$45,789	$45,053

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2017			2016

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,395	$14,395	$-	$13,768	$13,768

Reserves for accounts with assets at:
Fair value	627	139,896	140,523	1,114	129,333	130,447
Amortized cost	-	-	-	-	-	-

Total	$627	$139,896	$140,523	$1,114	$129,333	$130,447

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2017			2016

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$400	$1,720	$2,120	$474	$1,733	$2,207
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,494	1,494	-	1,531	1,531
At fair value	-	134,740	134,740	-	122,924	122,924
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,771	1,771	-	2,903	2,903

Subtotal	400	139,725	140,125	474	129,091	129,565
Not subject to discretionary withdrawal	227	171	398	640	242	882

Total	$627	$139,896	$140,523	$1,114	$129,333	$130,447

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2017	2016	2015

	(in millions)
Transfers to separate accounts	$17,679	$17,163	$17,071
Transfers from separate accounts	26,385	22,744	23,625

Net transfers to (from) separate accounts	$(8,706)	$(5,581)	$(6,554)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $34 million, $30 million, and $35 million in 2017, 2016 and 2015, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2017, 2016 and 2015, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $328 million and $346 million at December 31, 2017 and 2016, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2017, 2016 and 2015, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2017 and 2016 was $112 million and $97 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2017 and 2016 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2017, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2017, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2017, the Company had no outstanding borrowings under the agreement.

At December 31, 2017, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2017, the Company had no outstanding borrowings under the agreement.

At December 31, 2017, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2017. At December 31, 2017, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2017, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2017, the Company had $55 million outstanding borrowings under the agreement with a fair value of $55 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and an additional advance of $25 million on February 15, 2017. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $1 million and $0 million for the year ended December 31, 2017 and 2016.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2017 and 2016 was $197 million and $201 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2018-$43 million; 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; and thereafter $125 million.

Interest expense on consumer notes, included in benefits to policyholders, was $11 million, $12 million, and $18 million in 2017, 2016 and 2015, respectively. Interest paid amounted to $11 million, $11 million, and $18 million in 2017, 2016 and 2015, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $7 million, $7 million, and $6 million for the years ended December 31, 2017, 2016 and 2015, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $3 million, $3 million, and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was payable monthly. Interest expense was $0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2017
	(1) (Col 2 + 3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$19	$19	$-
(b) Membership stock - Class B	-	-	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

	December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

FHLBI membership stock of $0 million and $18 million was classified as not eligible for redemption for the years ended December 31, 2017 and 2016, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2016
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

December 31, 2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2017 was $400 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2017	2016

	(in millions)
Assets:
Bonds	$2,744	$2,979
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	247	271
Real estate	704	817
Cash, cash equivalents and short-term investments	4	17
Policy loans	1,694	1,686
Other invested assets	248	140

Total cash and invested assets	5,641	5,910
Investment income due and accrued	102	108
Premiums due and deferred	5	9
Net deferred tax asset	73	144
Other closed block assets	46	-

Total closed block assets	$5,867	$6,171

Obligations:
Policy reserves	5,515	5,623
Policyholders’ and beneficiaries’ funds	60	62
Dividends payable to policyholders	322	324
Policy benefits in process of payment	71	89
Other policy obligations	1	2
Other closed block obligations	500	719

Total closed block obligations	$6,469	$6,819

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2017 financial statements through April 4, 2018, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2017

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Separate Account”) comprised of the following sub-accounts as listed below as of December 31, 2017, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2017, the results of their operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual sub-accounts constituting John Hancock Life		Statement of operations and
Insurance Company (U.S.A) Separate Account A		changes in contract owners’ equity
500 Index Fund Series NAV	Lifestyle Growth Portfolio Series I	For each of the two years in the period ended December 31, 2017
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
Alpha Opportunities Trust Series I	M Capital Appreciation
Alpha Opportunities Trust Series NAV	M International Equity
American Asset Allocation Trust Series I	M Large Cap Growth
American Global Growth Trust Series I	M Large Cap Value
American Growth Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
American International Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Bond Trust Series I	Managed Volatility Conservative Portfolio Series NAV
Bond Trust Series NAV	Managed Volatility Growth Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Moderate Portfolio Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Capital Appreciation Value Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Value Trust Series NAV	Mid Cap Index Trust Series I
Core Bond Trust Series I	Mid Cap Index Trust Series NAV
Core Bond Trust Series NAV	Mid Cap Stock Trust Series I
Emerging Markets Value Trust Series I	Mid Cap Stock Trust Series NAV
Emerging Markets Value Trust Series NAV	Mid Value Trust Series I
Equity Income Trust Series I	Mid Value Trust Series NAV
Equity Income Trust Series NAV	Money Market Trust Series I
Financial Industries Trust Series I	PIMCO All Asset
Financial Industries Trust Series NAV	Real Estate Securities Trust Series I
Fundamental All Cap Core Trust Series I	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series I
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Growth Trust Series I
Global Trust Series I	Small Cap Growth Trust Series NAV
Global Trust Series NAV	Small Cap Index Trust Series I
Health Sciences Trust Series I	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series I
High Yield Trust Series I	Small Cap Opportunities Trust Series NAV
High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series I	Small Company Value Trust Series NAV
International Growth Stock Trust Series NAV	Strategic Income Opportunities Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series NAV
International Small Company Trust Series NAV	Total Bond Market Series Trust NAV
International Value Trust Series I	Total Stock Market Index Trust Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

International Value Trust Series NAV	Total Stock Market Index Trust Series NAV
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Lifestyle Aggressive Portfolio Series NAV	Utilities Trust Series I
Lifestyle Balanced Portfolio Series NAV	Utilities Trust Series NAV
Lifestyle Conservative Portfolio Series NAV
Money-Market Trust Series NAV		For the period from April 29, 2016 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the sub-accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.
Boston, Massachusetts
April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	500 Index Fund Series NAV (a)	Active Bond Trust Series I	Active Bond Trust Series NAV	Alpha Opportunities Trust Series I	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$348,721,758	$6,471,672	$26,438,285	$471,326	$3,601,783	$128,577,233

Units outstanding	6,784,125	270,953	338,984	16,448	118,703	6,625,088
Unit value	$51.40	$23.88	$77.99	$28.66	$30.34	$19.41

Shares	10,833,233	676,246	2,759,738	46,574	355,556	8,997,707
Cost	$260,189,047	$6,660,408	$27,053,098	$478,054	$3,667,947	$124,831,888

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV
Total Assets
Investments at fair value	$14,813,604	$83,785,824	$113,858,879	$55,578,567	$42,577,594	$86,650,408

Units outstanding	720,753	2,411,606	3,585,179	2,135,269	555,682	463,766
Unit value	$20.55	$34.74	$31.76	$26.03	$76.62	$186.84

Shares	920,100	4,153,982	6,436,341	2,534,362	1,219,290	2,481,398
Cost	$13,945,600	$78,021,186	$112,314,059	$44,581,036	$35,912,294	$76,953,504

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV
Total Assets
Investments at fair value	$3,592,149	$23,318,542	$29,496,179	$32,134,590	$2,863,342	$71,301,039

Units outstanding	300,657	1,946,376	790,899	876,826	124,935	3,100,817
Unit value	$11.95	$11.98	$37.29	$36.65	$22.92	$22.99

Shares	267,671	1,738,892	2,013,391	2,190,497	239,010	5,966,614
Cost	$3,667,819	$23,755,084	$26,723,343	$29,759,577	$2,769,306	$70,535,853

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Core Bond Trust Series I	Core Bond Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series NAV
Total Assets
Investments at fair value	$17,352,996	$67,202,534	$6,224,735	$62,117,602	$43,431,943	$75,290,720

Units outstanding	804,188	3,874,428	348,258	4,324,940	732,612	1,269,637
Unit value	$21.58	$17.35	$17.87	$14.36	$59.28	$59.30

Shares	1,326,682	5,161,485	585,582	5,854,628	2,481,825	4,322,085
Cost	$17,835,957	$68,706,290	$5,582,136	$54,500,125	$39,156,197	$72,415,466

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV
Total Assets
Investments at fair value	$3,410,933	$11,918,204	$1,406,716	$19,287,654	$37,050,420	$47,967,188

Units outstanding	107,658	312,059	26,801	617,770	1,021,137	1,874,453
Unit value	$31.68	$38.19	$52.49	$31.22	$36.28	$25.59

Shares	227,547	797,204	54,461	742,976	1,734,570	2,244,604
Cost	$3,043,530	$10,013,916	$1,219,035	$14,312,124	$30,621,050	$39,572,659

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I	Health Sciences Trust Series NAV
Total Assets
Investments at fair value	$4,904,037	$28,799,787	$12,176,041	$31,879,295	$13,855,258	$42,047,374

Units outstanding	147,690	863,987	313,287	1,515,103	156,156	607,029
Unit value	$33.20	$33.33	$38.87	$21.04	$88.73	$69.27

Shares	379,276	2,237,746	555,730	1,457,006	553,546	1,657,366
Cost	$4,898,875	$28,339,275	$10,881,634	$28,662,366	$15,901,141	$45,948,735

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I (b)	International Equity Index Series NAV (c)	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV
Total Assets
Investments at fair value	$13,428,818	$31,838,303	$14,854,926	$73,049,402	$2,916,571	$18,120,277

Units outstanding	366,078	1,312,779	1,025,077	1,282,976	199,797	1,237,734
Unit value	$36.68	$24.25	$14.49	$56.94	$14.60	$14.64

Shares	2,524,214	6,076,012	805,582	3,961,464	157,228	976,308
Cost	$14,448,478	$33,028,803	$12,371,636	$62,859,975	$2,524,168	$16,137,290

(b)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(c)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV
Total Assets
Investments at fair value	$9,370,815	$29,173,612	$25,120,808	$43,337,283	$10,248,925	$16,751,526

Units outstanding	457,214	1,417,050	865,561	2,311,755	279,745	967,132
Unit value	$20.50	$20.59	$29.02	$18.75	$36.64	$17.32

Shares	588,989	1,832,513	1,754,246	3,049,774	919,186	1,507,788
Cost	$7,821,695	$23,028,354	$21,837,192	$38,931,643	$10,615,548	$17,051,016

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Aggressive Portfolio Series NAV (d)	Lifestyle Balanced Portfolio Series NAV (e)	Lifestyle Conservative Portfolio Series NAV (f)	Lifestyle Growth Portfolio Series I (g)	Lifestyle Growth Portfolio Series NAV (h)	Lifestyle Moderate Portfolio Series NAV (i)
Total Assets
Investments at fair value	$6,467,259	$64,648,485	$3,601,038	$1,580,367	$312,362,191	$18,783,665

Units outstanding	455,491	5,050,715	303,928	133,420	23,202,839	1,505,333
Unit value	$14.20	$12.80	$11.85	$11.85	$13.46	$12.48

Shares	427,164	4,318,536	269,136	96,305	19,046,475	1,300,808
Cost	$5,727,192	$61,481,914	$3,617,691	$1,519,266	$298,965,366	$18,196,431

(d)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.
(e)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.
(f)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.
(g)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value	Managed Volatility Aggressive Portfolio Series I (j)	Managed Volatility Aggressive Portfolio Series NAV (k)
Total Assets
Investments at fair value	$16,198,363	$14,613,777	$15,980,068	$13,609,469	$14,338,686	$192,188,291

Units outstanding	141,462	371,299	217,690	455,589	390,364	8,724,396
Unit value	$114.51	$39.36	$73.41	$29.87	$36.73	$22.03

Shares	518,514	1,076,125	591,635	976,990	1,204,932	16,150,277
Cost	$15,125,671	$13,082,202	$13,787,841	$12,954,621	$11,912,121	$152,357,392

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Balanced Portfolio Series I (l)	Managed Volatility Balanced Portfolio Series NAV (m)	Managed Volatility Conservative Portfolio Series I (n)	Managed Volatility Conservative Portfolio Series NAV (o)	Managed Volatility Growth Portfolio Series I (p)	Managed Volatility Growth Portfolio Series NAV (q)
Total Assets
Investments at fair value	$62,006,303	$447,516,634	$3,314,381	$35,298,933	$73,320,422	$640,383,574

Units outstanding	1,500,398	21,747,190	83,757	1,903,845	1,865,034	30,337,018
Unit value	$41.33	$20.58	$39.57	$18.54	$39.31	$21.11

Shares	4,784,437	34,450,857	288,709	3,066,806	5,039,204	43,952,201
Cost	$58,262,492	$433,638,924	$3,529,915	$37,068,941	$59,469,506	$550,873,415

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Moderate Portfolio Series I (r)	Managed Volatility Moderate Portfolio Series NAV (s)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV
Total Assets
Investments at fair value	$14,344,284	$103,791,971	$29,470,072	$67,588,547	$21,463,917	$30,902,772

Units outstanding	342,224	5,139,787	516,844	1,804,976	475,931	314,358
Unit value	$41.91	$20.19	$57.02	$37.45	$45.10	$98.30

Shares	1,163,365	8,411,019	1,281,307	2,938,633	1,204,485	1,713,964
Cost	$14,807,254	$105,933,787	$27,790,937	$62,195,567	$18,247,758	$28,207,316

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I
Total Assets
Investments at fair value	$13,494,713	$28,888,722	$25,942,096	$91,727,404	$30,167,421	$26,663,685

Units outstanding	389,154	541,810	1,045,888	9,104,460	1,613,893	137,652
Unit value	$34.68	$53.32	$24.80	$10.07	$18.69	$193.70

Shares	1,163,337	2,505,527	25,942,096	91,727,404	2,732,556	1,352,800
Cost	$13,834,284	$29,079,280	$25,942,096	$91,727,404	$29,367,176	$17,101,478

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$53,030,200	$25,956,864	$28,379,763	$6,242,260	$19,499,311	$2,426,006

Units outstanding	326,744	469,232	646,311	577,254	1,795,919	74,446
Unit value	$162.30	$55.32	$43.91	$10.81	$10.86	$32.59

Shares	2,707,004	866,095	937,864	519,323	1,622,239	239,487
Cost	$46,118,860	$20,960,034	$23,436,376	$6,501,172	$20,115,235	$2,310,324

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$23,253,736	$11,035,041	$35,451,777	$33,642,716	$19,736,292	$3,783,091

Units outstanding	600,234	256,946	1,033,625	677,464	805,619	122,561
Unit value	$38.74	$42.95	$34.30	$49.66	$24.50	$30.87

Shares	2,268,657	685,832	2,201,974	1,051,006	619,664	186,819
Cost	$22,107,337	$9,646,168	$31,668,466	$31,206,922	$18,425,468	$3,903,757

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV (t)
Total Assets
Investments at fair value	$36,028,993	$14,425,426	$27,310,702	$9,153,904	$32,034,980	$24,385,229

Units outstanding	414,415	302,283	858,040	315,509	1,486,353	972,096
Unit value	$86.94	$47.72	$31.83	$29.01	$21.55	$25.09

Shares	1,785,381	691,535	1,312,384	667,194	2,341,738	2,411,991
Cost	$37,753,705	$13,346,545	$27,153,840	$8,960,190	$31,584,491	$25,033,009

(t)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$16,220,870	$61,254,316	$1,797,598	$5,199,385	$3,968,145	$17,121,845

Units outstanding	503,102	569,712	176,845	509,691	97,621	525,609
Unit value	$32.24	$107.52	$10.16	$10.20	$40.65	$32.58

Shares	724,469	2,737,012	157,546	455,687	281,030	1,214,315
Cost	$14,034,256	$51,112,464	$1,824,836	$5,298,572	$3,756,457	$16,970,342

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2017 (a)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$5,711,380	$4,387,130	$250,045	$276,327	$894,812	$820,441
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,711,380	4,387,130	250,045	276,327	894,812	820,441

Realized gains (losses) on investments:
Capital gain distributions received	4,034,345	3,517,463	—	—	—	—
Net realized gain (loss)	12,647,181	10,359,474	(57,535)	29,292	(99,259)	(175,060)

Realized gains (losses)	16,681,526	13,876,937	(57,535)	29,292	(99,259)	(175,060)

Unrealized appreciation (depreciation) during the period	38,637,593	7,690,241	153,928	(13,386)	338,620	204,058

Net increase (decrease) in net assets from operations	61,030,499	25,954,308	346,438	292,233	1,134,173	849,439

Changes from principal transactions:
Purchase payments	19,984,225	16,381,618	219,445	250,147	2,048,551	2,000,028
Transfers between sub-accounts and the company	18,073,465	45,124,001	(787,187)	1,041,625	2,763,558	2,326,527
Transfers on general account policy loans	(1,764,413)	160,429	(29,393)	(1,184)	(148,499)	(102,791)
Withdrawals	(8,342,573)	(7,128,368)	(254,198)	(283,344)	(598,612)	(703,669)
Annual contract fee	(13,513,071)	(11,096,298)	(514,515)	(495,245)	(1,126,575)	(1,032,587)

Net increase (decrease) in net assets from principal transactions	14,437,633	43,441,382	(1,365,848)	511,999	2,938,423	2,487,508

Total increase (decrease) in net assets	75,468,132	69,395,690	(1,019,410)	804,232	4,072,596	3,336,947
Net assets at beginning of period	273,253,626	203,857,936	7,491,082	6,686,850	22,365,689	19,028,742

Net assets at end of period	$348,721,758	$273,253,626	$6,471,672	$7,491,082	$26,438,285	$22,365,689

	2017	2016	2017	2016	2017	2016
Units, beginning of period	6,586,120	5,507,852	328,818	306,255	300,795	267,427
Units issued	878,637	1,713,371	25,745	62,789	86,290	88,442
Units redeemed	(680,632)	(635,103)	(83,610)	(40,226)	(48,101)	(55,074)

Units, end of period	6,784,125	6,586,120	270,953	328,818	338,984	300,795

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series I		Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$2,017	$10,202	$20,907	$71,783	$1,496,880	$1,250,978
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,017	10,202	20,907	71,783	1,496,880	1,250,978

Realized gains (losses) on investments:
Capital gain distributions received	63,898	94,232	600,588	391,198	7,889,162	11,870,800
Net realized gain (loss)	(8,511)	(182,580)	(338,240)	(536,339)	1,035,280	1,139,987

Realized gains (losses)	55,387	(88,348)	262,348	(145,141)	8,924,442	13,010,787

Unrealized appreciation (depreciation) during the period	21,965	108,242	419,997	286,094	6,336,459	(6,439,216)

Net increase (decrease) in net assets from operations	79,369	30,096	703,252	212,736	16,757,781	7,822,549

Changes from principal transactions:
Purchase payments	12,397	12,008	507,592	395,700	9,932,355	8,748,917
Transfers between sub-accounts and the company	27,177	23,503	(1,414,893)	599,817	10,149,892	10,396,517
Transfers on general account policy loans	—	—	935	14,155	(108,782)	38,835
Withdrawals	(225,715)	(9,835)	(278,898)	(51,131)	(2,669,136)	(1,560,303)
Annual contract fee	(14,558)	(16,472)	(215,718)	(203,350)	(6,538,270)	(5,341,760)

Net increase (decrease) in net assets from principal transactions	(200,699)	9,204	(1,400,982)	755,191	10,766,059	12,282,206

Total increase (decrease) in net assets	(121,330)	39,300	(697,730)	967,927	27,523,840	20,104,755
Net assets at beginning of period	592,656	553,356	4,299,513	3,331,586	101,053,393	80,948,638

Net assets at end of period	$471,326	$592,656	$3,601,783	$4,299,513	$128,577,233	$101,053,393

	2017	2016	2017	2016	2017	2016
Units, beginning of period	24,349	24,033	166,880	136,746	6,029,037	5,263,868
Units issued	1,435	19,883	26,701	79,286	1,022,015	1,229,868
Units redeemed	(9,336)	(19,567)	(74,878)	(49,152)	(425,964)	(464,699)

Units, end of period	16,448	24,349	118,703	166,880	6,625,088	6,029,037

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series I		American Growth Trust Series I		American Growth-Income Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$34,294	$86,321	$288,948	$251,908	$1,150,101	$1,480,172
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	34,294	86,321	288,948	251,908	1,150,101	1,480,172

Realized gains (losses) on investments:
Capital gain distributions received	1,071,185	988,494	11,908,631	18,948,801	17,656,554	21,956,006
Net realized gain (loss)	64,250	(162,991)	3,310,844	2,882,671	2,708,695	3,706,851

Realized gains (losses)	1,135,435	825,503	15,219,475	21,831,472	20,365,249	25,662,857

Unrealized appreciation (depreciation) during the period	1,933,790	(984,628)	3,249,825	(16,486,301)	(707,099)	(17,616,179)

Net increase (decrease) in net assets from operations	3,103,519	(72,804)	18,758,248	5,597,079	20,808,251	9,526,850

Changes from principal transactions:
Purchase payments	995,448	922,619	4,132,126	3,630,295	5,041,278	4,499,640
Transfers between sub-accounts and the company	2,435,564	676,617	468,940	528,365	2,282,237	2,244,763
Transfers on general account policy loans	(192,450)	(54,555)	(629,826)	(300,523)	(616,998)	(247,399)
Withdrawals	(248,851)	(170,101)	(2,405,391)	(2,081,187)	(3,649,164)	(3,455,282)
Annual contract fee	(517,980)	(417,777)	(3,209,403)	(2,977,105)	(4,510,410)	(4,300,389)

Net increase (decrease) in net assets from principal transactions	2,471,731	956,803	(1,643,554)	(1,200,155)	(1,453,057)	(1,258,667)

Total increase (decrease) in net assets	5,575,250	883,999	17,114,694	4,396,924	19,355,194	8,268,183
Net assets at beginning of period	9,238,354	8,354,355	66,671,130	62,274,206	94,503,685	86,235,502

Net assets at end of period	$14,813,604	$9,238,354	$83,785,824	$66,671,130	$113,858,879	$94,503,685

	2017	2016	2017	2016	2017	2016
Units, beginning of period	588,444	533,644	2,456,826	2,485,246	3,611,722	3,601,853
Units issued	209,830	208,587	279,811	307,514	306,804	402,945
Units redeemed	(77,521)	(153,787)	(325,031)	(335,934)	(333,347)	(393,076)

Units, end of period	720,753	588,444	2,411,606	2,456,826	3,585,179	3,611,722

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$465,614	$413,506	$28,447	$4,171	$87,844	$30,114
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	465,614	413,506	28,447	4,171	87,844	30,114

Realized gains (losses) on investments:
Capital gain distributions received	2,611,757	—	2,644,941	5,824,423	5,202,391	9,389,303
Net realized gain (loss)	1,661,395	1,102,422	3,561,000	3,267,259	1,794,684	1,335,071

Realized gains (losses)	4,273,152	1,102,422	6,205,941	9,091,682	6,997,075	10,724,374

Unrealized appreciation (depreciation) during the period	8,356,818	(231,497)	5,886,516	(9,032,049)	15,807,053	(10,067,696)

Net increase (decrease) in net assets from operations	13,095,584	1,284,431	12,120,904	63,804	22,891,972	686,792

Changes from principal transactions:
Purchase payments	3,003,430	2,786,041	982,594	1,148,937	6,452,638	5,580,045
Transfers between sub-accounts and the company	1,273,365	(31,226)	(1,412,508)	(2,697,632)	1,722,247	4,621,251
Transfers on general account policy loans	(95,032)	(75,106)	(76,906)	(95,354)	(831,753)	(555,882)
Withdrawals	(1,080,357)	(1,168,126)	(1,402,018)	(1,560,822)	(3,084,897)	(1,209,219)
Annual contract fee	(1,726,754)	(1,606,043)	(2,244,354)	(2,091,726)	(3,138,590)	(2,739,367)

Net increase (decrease) in net assets from principal transactions	1,374,652	(94,460)	(4,153,192)	(5,296,597)	1,119,645	5,696,828

Total increase (decrease) in net assets	14,470,236	1,189,971	7,967,712	(5,232,793)	24,011,617	6,383,620
Net assets at beginning of period	41,108,331	39,918,360	34,609,882	39,842,675	62,638,791	56,255,171

Net assets at end of period	$55,578,567	$41,108,331	$42,577,594	$34,609,882	$86,650,408	$62,638,791

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,057,878	2,037,560	615,567	714,376	457,079	413,994
Units issued	322,394	279,634	40,017	16,649	71,067	99,806
Units redeemed	(245,003)	(259,316)	(99,902)	(115,458)	(64,380)	(56,721)

Units, end of period	2,135,269	2,057,878	555,682	615,567	463,766	457,079

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$101,624	$113,399	$667,692	$593,340	$17,132	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	101,624	113,399	667,692	593,340	17,132	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,275,506	3,977,121
Net realized gain (loss)	(14,386)	12,553	(42,738)	29,541	872,590	1,294,956

Realized gains (losses)	(14,386)	12,553	(42,738)	29,541	3,148,096	5,272,077

Unrealized appreciation (depreciation) during the period	41,551	(97,274)	202,776	(393,197)	5,167,488	(5,711,708)

Net increase (decrease) in net assets from operations	128,789	28,678	827,730	229,684	8,332,716	(439,631)

Changes from principal transactions:
Purchase payments	89,415	95,211	2,783,925	1,919,420	760,092	874,258
Transfers between sub-accounts and the company	(5,598)	3,443,218	1,558,917	12,868,593	(322,108)	(2,437,966)
Transfers on general account policy loans	(136,424)	6,232	(152,866)	(128,101)	19,929	156,567
Withdrawals	(102,761)	(419,667)	(644,326)	(684,067)	(1,390,521)	(885,016)
Annual contract fee	(196,710)	(155,838)	(1,050,458)	(867,173)	(1,487,724)	(1,425,257)

Net increase (decrease) in net assets from principal transactions	(352,078)	2,969,156	2,495,192	13,108,672	(2,420,332)	(3,717,414)

Total increase (decrease) in net assets	(223,289)	2,997,834	3,322,922	13,338,356	5,912,384	(4,157,045)
Net assets at beginning of period	3,815,438	817,604	19,995,620	6,657,264	23,583,795	27,740,840

Net assets at end of period	$3,592,149	$3,815,438	$23,318,542	$19,995,620	$29,496,179	$23,583,795

	2017	2016	2017	2016	2017	2016
Units, beginning of period	331,065	73,119	1,729,855	594,351	863,372	1,004,619
Units issued	31,697	338,454	869,989	1,450,800	15,756	31,894
Units redeemed	(62,105)	(80,508)	(653,468)	(315,296)	(88,229)	(173,141)

Units, end of period	300,657	331,065	1,946,376	1,729,855	790,899	863,372

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$29,311	$1,972	$50,893	$33,900	$1,002,782	$690,308
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	29,311	1,972	50,893	33,900	1,002,782	690,308

Realized gains (losses) on investments:
Capital gain distributions received	2,343,805	3,428,848	167,171	244,943	3,078,055	4,460,146
Net realized gain (loss)	(82,064)	79,674	65,725	9,027	(245,204)	(344,812)

Realized gains (losses)	2,261,741	3,508,522	232,896	253,970	2,832,851	4,115,334

Unrealized appreciation (depreciation) during the period	5,897,984	(3,795,459)	195,648	(129,756)	4,953,470	(1,417,364)

Net increase (decrease) in net assets from operations	8,189,036	(284,965)	479,437	158,114	8,789,103	3,388,278

Changes from principal transactions:
Purchase payments	2,185,308	1,799,419	195,518	50,013	6,697,034	4,904,957
Transfers between sub-accounts and the company	1,568,740	167,945	534,045	1,504,962	5,557,007	15,780,475
Transfers on general account policy loans	(88,606)	(85,866)	(18,980)	—	(317,483)	(152,128)
Withdrawals	(482,652)	(635,696)	(728,985)	(6,160)	(615,682)	(471,767)
Annual contract fee	(1,039,379)	(927,677)	(218,192)	(74,841)	(2,947,035)	(2,208,589)

Net increase (decrease) in net assets from principal transactions	2,143,411	318,125	(236,594)	1,473,974	8,373,841	17,852,948

Total increase (decrease) in net assets	10,332,447	33,160	242,843	1,632,088	17,162,944	21,241,226
Net assets at beginning of period	21,802,143	21,768,983	2,620,499	988,411	54,138,095	32,896,869

Net assets at end of period	$32,134,590	$21,802,143	$2,863,342	$2,620,499	$71,301,039	$54,138,095

	2017	2016	2017	2016	2017	2016
Units, beginning of period	812,101	802,793	131,659	53,691	2,710,774	1,782,077
Units issued	183,639	181,555	40,993	93,746	774,602	1,118,833
Units redeemed	(118,914)	(172,247)	(47,717)	(15,778)	(384,559)	(190,136)

Units, end of period	876,826	812,101	124,935	131,659	3,100,817	2,710,774

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Emerging Markets Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$371,107	$371,869	$1,441,432	$1,267,077	$77,461	$51,808
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	371,107	371,869	1,441,432	1,267,077	77,461	51,808

Realized gains (losses) on investments:
Capital gain distributions received	224,099	10,441	837,460	33,351	—	—
Net realized gain (loss)	(34,669)	(8,301)	(139,208)	4,399	(33,023)	(156,988)

Realized gains (losses)	189,430	2,140	698,252	37,750	(33,023)	(156,988)

Unrealized appreciation (depreciation) during the period	29,813	187,858	16,954	217,509	932,232	492,730

Net increase (decrease) in net assets from operations	590,350	561,867	2,156,638	1,522,336	976,670	387,550

Changes from principal transactions:
Purchase payments	494,587	530,699	5,583,075	5,483,584	87,934	148,991
Transfers between sub-accounts and the company	170,416	(28,959)	3,725,396	5,790,878	2,775,692	163,464
Transfers on general account policy loans	(147,159)	174,248	(536,116)	(600,934)	10,966	(10,045)
Withdrawals	(881,342)	(2,015,860)	(1,766,691)	(1,563,414)	(208,261)	(15,670)
Annual contract fee	(753,011)	(837,352)	(2,888,247)	(2,828,154)	(138,941)	(108,327)

Net increase (decrease) in net assets from principal transactions	(1,116,509)	(2,177,224)	4,117,417	6,281,960	2,527,390	178,413

Total increase (decrease) in net assets	(526,159)	(1,615,357)	6,274,055	7,804,296	3,504,060	565,963
Net assets at beginning of period	17,879,155	19,494,512	60,928,479	53,124,183	2,720,675	2,154,712

Net assets at end of period	$17,352,996	$17,879,155	$67,202,534	$60,928,479	$6,224,735	$2,720,675

	2017	2016	2017	2016	2017	2016
Units, beginning of period	856,789	959,805	3,634,667	3,255,465	201,982	188,762
Units issued	34,897	55,163	768,494	877,449	176,088	62,096
Units redeemed	(87,498)	(158,179)	(528,733)	(498,247)	(29,812)	(48,876)

Units, end of period	804,188	856,789	3,874,428	3,634,667	348,258	201,982

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$834,282	$605,189	$939,507	$849,935	$1,657,104	$1,464,623
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	834,282	605,189	939,507	849,935	1,657,104	1,464,623

Realized gains (losses) on investments:
Capital gain distributions received	—	—	3,113,327	3,737,993	5,303,333	6,187,986
Net realized gain (loss)	(66,270)	(1,465,612)	1,487,756	2,397,460	612,397	(645,537)

Realized gains (losses)	(66,270)	(1,465,612)	4,601,083	6,135,453	5,915,730	5,542,449

Unrealized appreciation (depreciation) during the period	10,107,496	5,234,079	778,827	(202,740)	3,284,904	4,213,881

Net increase (decrease) in net assets from operations	10,875,508	4,373,656	6,319,417	6,782,648	10,857,738	11,220,953

Changes from principal transactions:
Purchase payments	3,762,337	3,217,852	1,156,003	1,445,881	4,967,458	5,270,024
Transfers between sub-accounts and the company	20,362,870	1,276,857	(495,831)	(1,986,217)	(3,807,025)	(2,941,509)
Transfers on general account policy loans	(453,514)	(42,942)	(199,383)	(199,754)	(631,268)	(452,901)
Withdrawals	(683,885)	(651,827)	(1,514,758)	(1,515,739)	(2,818,743)	(1,720,660)
Annual contract fee	(1,478,651)	(1,187,779)	(2,293,085)	(2,256,866)	(2,616,215)	(2,610,377)

Net increase (decrease) in net assets from principal transactions	21,509,157	2,612,161	(3,347,054)	(4,512,695)	(4,905,793)	(2,455,423)

Total increase (decrease) in net assets	32,384,665	6,985,817	2,972,363	2,269,953	5,951,945	8,765,530
Net assets at beginning of period	29,732,937	22,747,120	40,459,580	38,189,627	69,338,775	60,573,245

Net assets at end of period	$62,117,602	$29,732,937	$43,431,943	$40,459,580	$75,290,720	$69,338,775

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,746,637	2,481,285	793,634	892,354	1,359,594	1,415,554
Units issued	1,914,894	757,567	12,575	17,013	135,051	215,191
Units redeemed	(336,591)	(492,215)	(73,597)	(115,733)	(225,008)	(271,151)

Units, end of period	4,324,940	2,746,637	732,612	793,634	1,269,637	1,359,594

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$37,589	$32,666	$139,351	$118,255	$8,996	$5,972
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	37,589	32,666	139,351	118,255	8,996	5,972

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	28,878	137,779
Net realized gain (loss)	123,722	(110,049)	(159,999)	(641,970)	60,743	43,571

Realized gains (losses)	123,722	(110,049)	(159,999)	(641,970)	89,621	181,350

Unrealized appreciation (depreciation) during the period	384,558	451,660	1,551,536	2,004,166	191,922	(97,580)

Net increase (decrease) in net assets from operations	545,869	374,277	1,530,888	1,480,451	290,539	89,742

Changes from principal transactions:
Purchase payments	71,001	64,775	687,908	555,987	17,809	37,314
Transfers between sub-accounts and the company	(1,425,887)	1,534,807	1,524,089	787,739	209,434	(1,546)
Transfers on general account policy loans	(6,508)	(4,801)	(87,294)	(942)	(123,622)	2,699
Withdrawals	(134,508)	(54,882)	(1,237,376)	(190,830)	(15,293)	(6,100)
Annual contract fee	(106,648)	(93,760)	(426,657)	(341,714)	(56,818)	(48,618)

Net increase (decrease) in net assets from principal transactions	(1,602,550)	1,446,139	460,670	810,240	31,510	(16,251)

Total increase (decrease) in net assets	(1,056,681)	1,820,416	1,991,558	2,290,691	322,049	73,491
Net assets at beginning of period	4,467,614	2,647,198	9,926,646	7,635,955	1,084,667	1,011,176

Net assets at end of period	$3,410,933	$4,467,614	$11,918,204	$9,926,646	$1,406,716	$1,084,667

	2017	2016	2017	2016	2017	2016
Units, beginning of period	162,550	114,973	299,659	275,391	26,389	26,653
Units issued	51,000	76,917	120,831	98,888	5,997	4,767
Units redeemed	(105,892)	(29,340)	(108,431)	(74,620)	(5,585)	(5,031)

Units, end of period	107,658	162,550	312,059	299,659	26,801	26,389

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$138,907	$89,644	$584,681	$752,457	$753,430	$862,647
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	138,907	89,644	584,681	752,457	753,430	862,647

Realized gains (losses) on investments:
Capital gain distributions received	413,147	1,751,890	—	—	—	—
Net realized gain (loss)	855,039	510,250	741,506	(114,571)	940,937	432,067

Realized gains (losses)	1,268,186	2,262,140	741,506	(114,571)	940,937	432,067

Unrealized appreciation (depreciation) during the period	2,773,079	(1,253,271)	4,517,759	2,602,438	5,435,595	2,646,507

Net increase (decrease) in net assets from operations	4,180,172	1,098,513	5,843,946	3,240,324	7,129,962	3,941,221

Changes from principal transactions:
Purchase payments	1,001,752	790,842	1,113,460	1,338,122	3,576,699	3,729,748
Transfers between sub-accounts and the company	937,274	920,232	(1,674,588)	(797,024)	(354,802)	(1,757,974)
Transfers on general account policy loans	(222,227)	(255,007)	(708,171)	(150,243)	(249,901)	(201,418)
Withdrawals	(506,902)	(365,126)	(1,515,486)	(1,736,693)	(931,572)	(774,488)
Annual contract fee	(737,887)	(703,379)	(2,050,846)	(2,056,077)	(1,729,783)	(1,680,546)

Net increase (decrease) in net assets from principal transactions	472,010	387,562	(4,835,631)	(3,401,915)	310,641	(684,678)

Total increase (decrease) in net assets	4,652,182	1,486,075	1,008,315	(161,591)	7,440,603	3,256,543
Net assets at beginning of period	14,635,472	13,149,397	36,042,105	36,203,696	40,526,585	37,270,042

Net assets at end of period	$19,287,654	$14,635,472	$37,050,420	$36,042,105	$47,967,188	$40,526,585

	2017	2016	2017	2016	2017	2016
Units, beginning of period	598,924	583,302	1,166,491	1,290,900	1,861,460	1,886,852
Units issued	117,803	88,390	49,551	40,414	271,449	346,371
Units redeemed	(98,957)	(72,768)	(194,905)	(164,823)	(258,456)	(371,763)

Units, end of period	617,770	598,924	1,021,137	1,166,491	1,874,453	1,861,460

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$110,786	$—	$665,456	$—	$221,883	$471,443
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	110,786	—	665,456	—	221,883	471,443

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(40,256)	(658)	(102,305)	(172,691)	432,278	521,062

Realized gains (losses)	(40,256)	(658)	(102,305)	(172,691)	432,278	521,062

Unrealized appreciation (depreciation) during the period	352,721	175,208	1,759,496	631,185	1,348,482	(60,658)

Net increase (decrease) in net assets from operations	423,251	174,550	2,322,647	458,494	2,002,643	931,847

Changes from principal transactions:
Purchase payments	165,068	184,967	2,810,402	3,234,165	421,400	565,709
Transfers between sub-accounts and the company	(183,677)	(48,276)	(817,908)	2,113,311	(230,145)	(371,357)
Transfers on general account policy loans	248	(9,612)	(152,815)	(196,588)	62,822	(94,619)
Withdrawals	(426,217)	(140,988)	(995,288)	(693,844)	(338,049)	(279,017)
Annual contract fee	(242,700)	(258,453)	(1,158,268)	(1,214,026)	(698,431)	(655,524)

Net increase (decrease) in net assets from principal transactions	(687,278)	(272,362)	(313,877)	3,243,018	(782,403)	(834,808)

Total increase (decrease) in net assets	(264,027)	(97,812)	2,008,770	3,701,512	1,220,240	97,039
Net assets at beginning of period	5,168,064	5,265,876	26,791,017	23,089,505	10,955,801	10,858,762

Net assets at end of period	$4,904,037	$5,168,064	$28,799,787	$26,791,017	$12,176,041	$10,955,801

	2017	2016	2017	2016	2017	2016
Units, beginning of period	169,268	177,734	873,741	776,737	335,109	363,584
Units issued	8,635	14,590	172,201	267,917	14,076	24,704
Units redeemed	(30,213)	(23,056)	(181,955)	(170,913)	(35,898)	(53,179)

Units, end of period	147,690	169,268	863,987	873,741	313,287	335,109

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$588,196	$1,194,009	$—	$6,841	$—	$37,619
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	588,196	1,194,009	—	6,841	—	37,619

Realized gains (losses) on investments:
Capital gain distributions received	1	—	1,320,180	2,460,743	3,944,675	8,466,254
Net realized gain (loss)	136,423	(181,288)	(222,125)	(437,758)	(2,219,892)	(416,245)

Realized gains (losses)	136,424	(181,288)	1,098,055	2,022,985	1,724,783	8,050,009

Unrealized appreciation (depreciation) during the period	4,431,979	1,366,945	1,657,260	(3,421,979)	7,480,238	(12,212,913)

Net increase (decrease) in net assets from operations	5,156,599	2,379,666	2,755,315	(1,392,153)	9,205,021	(4,125,285)

Changes from principal transactions:
Purchase payments	2,928,276	2,805,883	157,518	221,550	3,209,913	3,458,991
Transfers between sub-accounts and the company	(1,333,425)	(1,173,150)	1,986,951	(820,841)	(772,130)	(292,352)
Transfers on general account policy loans	(210,767)	(74,947)	(24,155)	32,733	(293,575)	(239,062)
Withdrawals	(968,546)	(998,532)	(278,801)	(659,482)	(2,080,527)	(1,061,846)
Annual contract fee	(1,256,341)	(1,278,253)	(411,102)	(407,533)	(1,731,877)	(1,740,084)

Net increase (decrease) in net assets from principal transactions	(840,803)	(718,999)	1,430,411	(1,633,573)	(1,668,196)	125,647

Total increase (decrease) in net assets	4,315,796	1,660,667	4,185,726	(3,025,726)	7,536,825	(3,999,638)
Net assets at beginning of period	27,563,499	25,902,832	9,669,532	12,695,258	34,510,549	38,510,187

Net assets at end of period	$31,879,295	$27,563,499	$13,855,258	$9,669,532	$42,047,374	$34,510,549

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,557,573	1,602,287	138,957	163,153	635,767	634,686
Units issued	135,142	177,182	29,444	14,958	99,273	137,000
Units redeemed	(177,612)	(221,896)	(12,245)	(39,154)	(128,011)	(135,919)

Units, end of period	1,515,103	1,557,573	156,156	138,957	607,029	635,767

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series NAV		International Equity Index Series I
	2017	2016	2017	2016	2017 (b)	2016
Income:
Dividend distributions received	$732,906	$852,460	$1,733,705	$1,946,213	$296,534	$295,644
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	732,906	852,460	1,733,705	1,946,213	296,534	295,644

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(140,788)	(229,367)	(364,035)	(1,184,018)	185,806	2,764

Realized gains (losses)	(140,788)	(229,367)	(364,035)	(1,184,018)	185,806	2,764

Unrealized appreciation (depreciation) during the period	367,506	1,212,033	804,573	3,425,211	2,647,954	194,768

Net increase (decrease) in net assets from operations	959,624	1,835,126	2,174,243	4,187,406	3,130,294	493,176

Changes from principal transactions:
Purchase payments	590,309	356,891	2,168,227	2,432,037	389,327	422,511
Transfers between sub-accounts and the company	222,479	(225,516)	880,486	172,523	1,217,318	32,568
Transfers on general account policy loans	(28,153)	(14,597)	(323,699)	(329,561)	184,058	(29,172)
Withdrawals	(509,431)	(298,227)	(561,629)	(599,165)	(641,876)	(654,322)
Annual contract fee	(647,247)	(623,651)	(1,317,514)	(1,297,237)	(609,992)	(558,355)

Net increase (decrease) in net assets from principal transactions	(372,043)	(805,100)	845,871	378,597	538,835	(786,770)

Total increase (decrease) in net assets	587,581	1,030,026	3,020,114	4,566,003	3,669,129	(293,594)
Net assets at beginning of period	12,841,237	11,811,211	28,818,189	24,252,186	11,185,797	11,479,391

Net assets at end of period	$13,428,818	$12,841,237	$31,838,303	$28,818,189	$14,854,926	$11,185,797

	2017	2016	2017	2016	2017	2016
Units, beginning of period	376,317	402,432	1,276,928	1,252,590	982,629	1,053,280
Units issued	26,503	19,025	193,755	304,159	136,669	60,788
Units redeemed	(36,742)	(45,140)	(157,904)	(279,821)	(94,221)	(131,439)

Units, end of period	366,078	376,317	1,312,779	1,276,928	1,025,077	982,629

(b)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series NAV		International Growth Stock Trust Series I		International Growth Stock Trust Series NAV
	2017 (c)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,452,897	$1,301,184	$38,471	$42,307	$241,075	$244,498
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,452,897	1,301,184	38,471	42,307	241,075	244,498

Realized gains (losses) on investments:
Capital gain distributions received	—	(1)	—	—	—	—
Net realized gain (loss)	490,985	(366,303)	32,809	87,597	558,760	129,568

Realized gains (losses)	490,985	(366,304)	32,809	87,597	558,760	129,568

Unrealized appreciation (depreciation) during the period	12,754,444	1,220,191	450,079	(166,729)	2,333,544	(501,804)

Net increase (decrease) in net assets from operations	14,698,326	2,155,071	521,359	(36,825)	3,133,379	(127,738)

Changes from principal transactions:
Purchase payments	5,490,149	5,196,806	114,796	211,276	1,709,371	1,255,352
Transfers between sub-accounts and the company	6,235,510	2,029,031	58,828	759,739	1,436,900	3,930,537
Transfers on general account policy loans	(370,724)	(212,400)	7,923	(16,914)	(82,038)	(32,433)
Withdrawals	(977,343)	(1,437,926)	(8,688)	(131,744)	(1,440,999)	(280,072)
Annual contract fee	(2,110,117)	(1,876,615)	(103,529)	(103,227)	(729,127)	(614,059)

Net increase (decrease) in net assets from principal transactions	8,267,475	3,698,896	69,330	719,130	894,107	4,259,325

Total increase (decrease) in net assets	22,965,801	5,853,967	590,689	682,305	4,027,486	4,131,587
Net assets at beginning of period	50,083,601	44,229,634	2,325,882	1,643,577	14,092,791	9,961,204

Net assets at end of period	$73,049,402	$50,083,601	$2,916,571	$2,325,882	$18,120,277	$14,092,791

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,121,042	1,033,879	194,161	135,399	1,173,493	819,539
Units issued	266,234	212,331	16,613	115,927	348,315	505,514
Units redeemed	(104,300)	(125,168)	(10,977)	(57,165)	(284,074)	(151,560)

Units, end of period	1,282,976	1,121,042	199,797	194,161	1,237,734	1,173,493

(c)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		International Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$110,285	$137,984	$385,080	$412,741	$445,968	$477,376
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	110,285	137,984	385,080	412,741	445,968	477,376

Realized gains (losses) on investments:
Capital gain distributions received	—	(2)	—	—	1	—
Net realized gain (loss)	142,527	26,619	730,406	411,176	898,309	494,895

Realized gains (losses)	142,527	26,617	730,406	411,176	898,310	494,895

Unrealized appreciation (depreciation) during the period	1,638,245	181,682	5,340,342	187,994	2,626,642	527,354

Net increase (decrease) in net assets from operations	1,891,057	346,283	6,455,828	1,011,911	3,970,920	1,499,625

Changes from principal transactions:
Purchase payments	212,050	206,826	2,372,869	2,462,940	825,461	615,565
Transfers between sub-accounts and the company	1,966,750	(65,495)	1,351,124	(492,784)	(1,805,689)	12,261,397
Transfers on general account policy loans	(48,560)	38,866	(315,008)	(293,513)	(102,956)	3,150
Withdrawals	(200,982)	(190,536)	(511,336)	(472,528)	(1,339,117)	(524,528)
Annual contract fee	(353,579)	(328,130)	(922,931)	(879,294)	(1,332,290)	(755,032)

Net increase (decrease) in net assets from principal transactions	1,575,679	(338,469)	1,974,718	324,821	(3,754,591)	11,600,552

Total increase (decrease) in net assets	3,466,736	7,814	8,430,546	1,336,732	216,329	13,100,177
Net assets at beginning of period	5,904,079	5,896,265	20,743,066	19,406,334	24,904,479	11,804,302

Net assets at end of period	$9,370,815	$5,904,079	$29,173,612	$20,743,066	$25,120,808	$24,904,479

	2017	2016	2017	2016	2017	2016
Units, beginning of period	372,932	390,696	1,305,742	1,282,117	1,005,167	534,832
Units issued	158,929	122,223	274,524	308,896	14,845	577,490
Units redeemed	(74,647)	(139,987)	(163,216)	(285,271)	(154,451)	(107,155)

Units, end of period	457,214	372,932	1,417,050	1,305,742	865,561	1,005,167

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$782,354	$727,860	$269,367	$251,319	$428,844	$318,556
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	782,354	727,860	269,367	251,319	428,844	318,556

Realized gains (losses) on investments:
Capital gain distributions received	—	—	43,780	64,132	65,360	82,112
Net realized gain (loss)	661,507	(205,161)	(59,078)	(14,607)	(73,793)	(289,235)

Realized gains (losses)	661,507	(205,161)	(15,298)	49,525	(8,433)	(207,123)

Unrealized appreciation (depreciation) during the period	4,834,654	2,302,526	208,500	133,153	229,594	317,814

Net increase (decrease) in net assets from operations	6,278,515	2,825,225	462,569	433,997	650,005	429,247

Changes from principal transactions:
Purchase payments	3,071,554	2,068,906	419,653	521,765	1,468,930	1,502,772
Transfers between sub-accounts and the company	2,010,648	13,642,227	277,458	454,887	3,031,547	836,623
Transfers on general account policy loans	(322,976)	(58,452)	23,604	(7,501)	(29,372)	19,868
Withdrawals	(1,890,381)	(545,125)	(538,358)	(899,230)	(367,397)	(253,877)
Annual contract fee	(1,662,654)	(1,117,448)	(805,525)	(888,694)	(631,543)	(603,321)

Net increase (decrease) in net assets from principal transactions	1,206,191	13,990,108	(623,168)	(818,773)	3,472,165	1,502,065

Total increase (decrease) in net assets	7,484,706	16,815,333	(160,599)	(384,776)	4,122,170	1,931,312
Net assets at beginning of period	35,852,577	19,037,244	10,409,524	10,794,300	12,629,356	10,698,044

Net assets at end of period	$43,337,283	$35,852,577	$10,248,925	$10,409,524	$16,751,526	$12,629,356

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,242,445	1,336,036	297,205	321,414	763,224	674,077
Units issued	397,994	1,098,741	18,817	54,613	311,822	314,222
Units redeemed	(328,684)	(192,332)	(36,277)	(78,822)	(107,914)	(225,075)

Units, end of period	2,311,755	2,242,445	279,745	297,205	967,132	763,224

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV
	2017 (d)	2016	2017 (e)	2016	2017 (f)	2016
Income:
Dividend distributions received	$103,211	$41,572	$1,411,601	$1,050,100	$91,335	$79,678
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	103,211	41,572	1,411,601	1,050,100	91,335	79,678

Realized gains (losses) on investments:
Capital gain distributions received	72,398	81,717	631,211	895,300	18,298	26,146
Net realized gain (loss)	14,400	(11,447)	(1,412)	(48,826)	(588)	(3,867)

Realized gains (losses)	86,798	70,270	629,799	846,474	17,710	22,279

Unrealized appreciation (depreciation) during the period	778,153	8,811	4,346,975	223,504	104,378	(95,057)

Net increase (decrease) in net assets from operations	968,162	120,653	6,388,375	2,120,078	213,423	6,900

Changes from principal transactions:
Purchase payments	182,022	120,636	8,362,946	5,919,180	254,987	164,293
Transfers between sub-accounts and the company	3,263,894	1,486,247	10,403,659	15,519,815	509,459	2,204,783
Transfers on general account policy loans	—	—	(101,069)	(6,506)	(530)	6,793
Withdrawals	(1,110)	(186,648)	(474,249)	(261,350)	(2,527)	(8,734)
Annual contract fee	(224,304)	(115,760)	(5,620,535)	(3,883,139)	(230,777)	(134,832)

Net increase (decrease) in net assets from principal transactions	3,220,502	1,304,475	12,570,752	17,288,000	530,612	2,232,303

Total increase (decrease) in net assets	4,188,664	1,425,128	18,959,127	19,408,078	744,035	2,239,203
Net assets at beginning of period	2,278,595	853,467	45,689,358	26,281,280	2,857,003	617,800

Net assets at end of period	$6,467,259	$2,278,595	$64,648,485	$45,689,358	$3,601,038	$2,857,003

	2017	2016	2017	2016	2017	2016
Units, beginning of period	195,531	80,266	4,011,283	2,449,539	258,041	58,228
Units issued	276,502	146,322	1,149,255	1,651,912	56,119	215,248
Units redeemed	(16,542)	(31,057)	(109,823)	(90,168)	(10,232)	(15,435)

Units, end of period	455,491	195,531	5,050,715	4,011,283	303,928	258,041

(d)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.
(e)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.
(f)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV
	2017 (g)	2016	2017 (h)	2016	2017 (i)	2016
Income:
Dividend distributions received	$28,487	$9,402	$5,779,132	$1,930,057	$431,952	$326,362
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	28,487	9,402	5,779,132	1,930,057	431,952	326,362

Realized gains (losses) on investments:
Capital gain distributions received	4,844	—	1,168,275	1,299,394	148,264	226,119
Net realized gain (loss)	6,258	3	677,204	(77,086)	6,935	(37,470)

Realized gains (losses)	11,102	3	1,845,479	1,222,308	155,199	188,649

Unrealized appreciation (depreciation) during the period	60,736	365	14,237,792	743,513	989,953	(34,957)

Net increase (decrease) in net assets from operations	100,325	9,770	21,862,403	3,895,878	1,577,104	480,054

Changes from principal transactions:
Purchase payments	13,925	1,454	16,750,227	7,810,554	2,238,910	1,535,684
Transfers between sub-accounts and the company	991,297	492,413	187,734,041	64,758,291	3,320,674	5,206,827
Transfers on general account policy loans	—	—	(153,999)	37,703	3,354	17,962
Withdrawals	25	—	(3,713,064)	(394,021)	(99,399)	(29,685)
Annual contract fee	(25,940)	(2,902)	(10,723,926)	(4,924,906)	(1,590,863)	(1,073,277)

Net increase (decrease) in net assets from principal transactions	979,307	490,965	189,893,279	67,287,621	3,872,676	5,657,511

Total increase (decrease) in net assets	1,079,632	500,735	211,755,682	71,183,499	5,449,780	6,137,565
Net assets at beginning of period	500,735	—	100,606,509	29,423,010	13,333,885	7,196,320

Net assets at end of period	$1,580,367	$500,735	$312,362,191	$100,606,509	$18,783,665	$13,333,885

	2017	2016	2017	2016	2017	2016
Units, beginning of period	49,096	—	8,683,823	2,722,794	1,181,426	672,993
Units issued	92,885	49,326	15,180,775	6,390,443	405,328	566,073
Units redeemed	(8,561)	(230)	(661,759)	(429,414)	(81,421)	(57,640)

Units, end of period	133,420	49,096	23,202,839	8,683,823	1,505,333	1,181,426

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Capital Appreciation		M International Equity		M Large Cap Growth
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$226,442	$138,643	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	226,442	138,643	—	—

Realized gains (losses) on investments:
Capital gain distributions received	1,686,620	552,504	—	—	429,461	715,823
Net realized gain (loss)	411,131	174,904	65,914	(393,421)	424,498	191,223

Realized gains (losses)	2,097,751	727,408	65,914	(393,421)	853,959	907,046

Unrealized appreciation (depreciation) during the period	531,051	1,798,817	2,495,060	182,899	3,846,021	(1,194,232)

Net increase (decrease) in net assets from operations	2,628,802	2,526,225	2,787,416	(71,879)	4,699,980	(287,186)

Changes from principal transactions:
Purchase payments	1,115,347	983,059	953,692	1,148,136	1,127,387	1,105,190
Transfers between sub-accounts and the company	(1,039,100)	(1,507)	3,675	(1,511,091)	(1,336,888)	(484,692)
Transfers on general account policy loans	(17,652)	(198,592)	(198,129)	(229,615)	13,081	(137,074)
Withdrawals	(398,769)	(247,483)	(135,894)	(151,019)	(396,580)	(255,105)
Annual contract fee	(598,528)	(539,411)	(479,245)	(475,142)	(637,823)	(584,547)

Net increase (decrease) in net assets from principal transactions	(938,702)	(3,934)	144,099	(1,218,731)	(1,230,823)	(356,228)

Total increase (decrease) in net assets	1,690,100	2,522,291	2,931,515	(1,290,610)	3,469,157	(643,414)
Net assets at beginning of period	14,508,263	11,985,972	11,682,262	12,972,872	12,510,911	13,154,325

Net assets at end of period	$16,198,363	$14,508,263	$14,613,777	$11,682,262	$15,980,068	$12,510,911

	2017	2016	2017	2016	2017	2016
Units, beginning of period	150,799	150,819	368,200	408,665	236,857	243,254
Units issued	16,179	22,217	53,455	65,951	22,462	38,663
Units redeemed	(25,516)	(22,237)	(50,356)	(106,416)	(41,629)	(45,060)

Units, end of period	141,462	150,799	371,299	368,200	217,690	236,857

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

			Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio
	M Large Cap Value		Series I		Series NAV
	2017	2016	2017 (j)	2016	2017 (k)	2016
Income:
Dividend distributions received	$189,930	$208,944	$234,648	$225,081	$3,230,767	$2,773,166
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	189,930	208,944	234,648	225,081	3,230,767	2,773,166

Realized gains (losses) on investments:
Capital gain distributions received	633,669	—	—	117,964	—	1,409,736
Net realized gain (loss)	159,611	14,559	794,993	603,752	5,730,374	4,190,325

Realized gains (losses)	793,280	14,559	794,993	721,716	5,730,374	5,600,061

Unrealized appreciation (depreciation) during the period	800,631	849,550	1,805,170	(699,446)	27,261,620	(5,362,848)

Net increase (decrease) in net assets from operations	1,783,841	1,073,053	2,834,811	247,351	36,222,761	3,010,379

Changes from principal transactions:
Purchase payments	1,078,909	892,377	553,204	623,100	15,779,117	16,712,854
Transfers between sub-accounts and the company	(196,548)	401,300	(623,214)	(769,794)	(8,358,569)	(8,738,135)
Transfers on general account policy loans	19,830	(86,087)	(183,864)	117,062	(1,141,622)	(390,679)
Withdrawals	(252,068)	(131,142)	(1,113,672)	(398,856)	(4,604,564)	(3,591,895)
Annual contract fee	(528,740)	(461,236)	(621,830)	(624,940)	(9,009,112)	(9,464,004)

Net increase (decrease) in net assets from principal transactions	121,383	615,212	(1,989,376)	(1,053,428)	(7,334,750)	(5,471,859)

Total increase (decrease) in net assets	1,905,224	1,688,265	845,435	(806,077)	28,888,011	(2,461,480)
Net assets at beginning of period	11,704,245	10,015,980	13,493,251	14,299,328	163,300,280	165,761,760

Net assets at end of period	$13,609,469	$11,704,245	$14,338,686	$13,493,251	$192,188,291	$163,300,280

	2017	2016	2017	2016	2017	2016
Units, beginning of period	450,559	422,734	451,177	487,475	9,108,828	9,421,664
Units issued	57,356	80,227	9,936	14,667	666,552	908,085
Units redeemed	(52,326)	(52,402)	(70,749)	(50,965)	(1,050,984)	(1,220,921)

Units, end of period	455,589	450,559	390,364	451,177	8,724,396	9,108,828

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I
	2017 (l)	2016	2017 (m)	2016	2017 (n)	2016
Income:
Dividend distributions received	$1,322,163	$1,168,087	$9,733,277	$8,539,778	$82,561	$79,600
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,322,163	1,168,087	9,733,277	8,539,778	82,561	79,600

Realized gains (losses) on investments:
Capital gain distributions received	2,191,938	2,380,814	15,919,263	16,131,774	61,499	77,617
Net realized gain (loss)	1,573,158	1,142,268	5,560,125	3,777,913	(73,799)	(131,054)

Realized gains (losses)	3,765,096	3,523,082	21,479,388	19,909,687	(12,300)	(53,437)

Unrealized appreciation (depreciation) during the period	2,618,880	(2,065,793)	24,944,841	(9,692,624)	183,909	139,970

Net increase (decrease) in net assets from operations	7,706,139	2,625,376	56,157,506	18,756,841	254,170	166,133

Changes from principal transactions:
Purchase payments	1,246,680	1,403,386	37,229,490	38,149,081	128,970	67,367
Transfers between sub-accounts and the company	1,557,384	(459,363)	(4,716,893)	3,252,639	10,738	(57,707)
Transfers on general account policy loans	(16,203)	256,458	(1,724,266)	(2,156,186)	51,568	40,355
Withdrawals	(1,789,481)	(3,787,376)	(14,583,248)	(11,299,601)	(150,971)	(453,563)
Annual contract fee	(2,578,868)	(2,644,269)	(25,171,283)	(25,470,666)	(272,146)	(295,113)

Net increase (decrease) in net assets from principal transactions	(1,580,488)	(5,231,164)	(8,966,200)	2,475,267	(231,841)	(698,661)

Total increase (decrease) in net assets	6,125,651	(2,605,788)	47,191,306	21,232,108	22,329	(532,528)
Net assets at beginning of period	55,880,652	58,486,440	400,325,328	379,093,220	3,292,052	3,824,580

Net assets at end of period	$62,006,303	$55,880,652	$447,516,634	$400,325,328	$3,314,381	$3,292,052

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,543,280	1,692,660	22,207,129	22,062,969	89,696	108,986
Units issued	77,545	57,406	1,216,512	1,679,948	8,686	4,071
Units redeemed	(120,427)	(206,786)	(1,676,451)	(1,535,788)	(14,625)	(23,361)

Units, end of period	1,500,398	1,543,280	21,747,190	22,207,129	83,757	89,696

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV
	2017 (o)	2016	2017 (p)	2016	2017 (q)	2016
Income:
Dividend distributions received	$891,833	$837,000	$1,399,155	$1,307,459	$12,484,184	$10,441,787
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	891,833	837,000	1,399,155	1,307,459	12,484,184	10,441,787

Realized gains (losses) on investments:
Capital gain distributions received	624,710	794,002	2,580,887	2,003,867	22,075,989	15,356,306
Net realized gain (loss)	(591,070)	(872,260)	3,168,060	399,650	11,082,497	4,852,730

Realized gains (losses)	33,640	(78,258)	5,748,947	2,403,517	33,158,486	20,209,036

Unrealized appreciation (depreciation) during the period	1,721,746	782,127	5,012,807	(1,393,175)	55,470,236	(12,641,423)

Net increase (decrease) in net assets from operations	2,647,219	1,540,869	12,160,909	2,317,801	101,112,906	18,009,400

Changes from principal transactions:
Purchase payments	3,469,967	3,706,334	2,525,256	2,741,571	60,691,679	65,770,443
Transfers between sub-accounts and the company	(709,109)	1,429,978	(3,228,728)	(1,972,703)	(8,451,749)	(15,484,555)
Transfers on general account policy loans	27,405	(507,070)	10,200	26,833	(3,472,150)	(4,080,432)
Withdrawals	(1,976,566)	(2,530,476)	(4,568,359)	(4,841,024)	(21,655,283)	(16,843,056)
Annual contract fee	(2,133,092)	(2,182,372)	(3,450,486)	(3,582,942)	(35,198,176)	(36,947,146)

Net increase (decrease) in net assets from principal transactions	(1,321,395)	(83,606)	(8,712,117)	(7,628,265)	(8,085,679)	(7,584,746)

Total increase (decrease) in net assets	1,325,824	1,457,263	3,448,792	(5,310,464)	93,027,227	10,424,654
Net assets at beginning of period	33,973,109	32,515,846	69,871,630	75,182,094	547,356,347	536,931,693

Net assets at end of period	$35,298,933	$33,973,109	$73,320,422	$69,871,630	$640,383,574	$547,356,347

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,977,908	1,978,848	2,107,664	2,343,528	30,780,881	31,216,095
Units issued	224,952	448,407	35,698	30,168	2,317,407	2,445,839
Units redeemed	(299,015)	(449,347)	(278,328)	(266,032)	(2,761,270)	(2,881,053)

Units, end of period	1,903,845	1,977,908	1,865,034	2,107,664	30,337,018	30,780,881

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I
	2017 (r)	2016	2017 (s)	2016	2017	2016
Income:
Dividend distributions received	$324,073	$291,967	$2,390,072	$1,869,826	$102,459	$165,396
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	324,073	291,967	2,390,072	1,869,826	102,459	165,396

Realized gains (losses) on investments:
Capital gain distributions received	450,098	491,052	2,945,005	3,046,989	878,988	1,322,377
Net realized gain (loss)	6,379	(38,351)	105,558	94,644	823,193	312,465

Realized gains (losses)	456,477	452,701	3,050,563	3,141,633	1,702,181	1,634,842

Unrealized appreciation (depreciation) during the period	799,138	(22,329)	4,861,720	(688,142)	872,941	825,143

Net increase (decrease) in net assets from operations	1,579,688	722,339	10,302,355	4,323,317	2,677,581	2,625,381

Changes from principal transactions:
Purchase payments	229,812	223,549	9,528,097	9,381,883	362,347	296,924
Transfers between sub-accounts and the company	(38,042)	384,963	7,374,252	(533,921)	12,221,104	1,201,056
Transfers on general account policy loans	243,208	75,018	(1,150,501)	(569,119)	(58,359)	31,052
Withdrawals	(667,228)	(686,766)	(2,046,629)	(3,039,923)	(816,907)	(571,537)
Annual contract fee	(632,230)	(609,175)	(5,454,112)	(5,463,436)	(781,103)	(648,907)

Net increase (decrease) in net assets from principal transactions	(864,480)	(612,411)	8,251,107	(224,516)	10,927,082	308,588

Total increase (decrease) in net assets	715,208	109,928	18,553,462	4,098,801	13,604,663	2,933,969
Net assets at beginning of period	13,629,076	13,519,148	85,238,509	81,139,708	15,865,409	12,931,440

Net assets at end of period	$14,344,284	$13,629,076	$103,791,971	$85,238,509	$29,470,072	$15,865,409

	2017	2016	2017	2016	2017	2016
Units, beginning of period	363,787	379,962	4,728,247	4,737,287	322,241	315,476
Units issued	11,544	29,945	843,118	525,831	277,120	83,302
Units redeemed	(33,107)	(46,120)	(431,578)	(534,871)	(82,517)	(76,537)

Units, end of period	342,224	363,787	5,139,787	4,728,247	516,844	322,241

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$305,081	$472,848	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	305,081	472,848	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	2,994,070	3,272,768	427,136	1,382,623	590,026	1,870,363
Net realized gain (loss)	695,554	496,577	361,347	27,457	(93,262)	(946,602)

Realized gains (losses)	3,689,624	3,769,345	788,483	1,410,080	496,764	923,761

Unrealized appreciation (depreciation) during the period	3,677,511	2,539,150	4,211,385	(1,380,309)	6,281,003	(778,617)

Net increase (decrease) in net assets from operations	7,672,216	6,781,343	4,999,868	29,771	6,777,767	145,144

Changes from principal transactions:
Purchase payments	4,135,234	3,523,175	495,204	699,859	2,459,508	2,170,785
Transfers between sub-accounts and the company	16,703,704	3,264,935	(563,986)	(795,312)	821,380	(2,207,471)
Transfers on general account policy loans	(691,958)	(75,674)	159,239	(41,493)	(200,884)	(54,995)
Withdrawals	(1,279,915)	(651,251)	(908,473)	(734,270)	(2,335,327)	(784,793)
Annual contract fee	(1,978,065)	(1,563,542)	(1,034,931)	(1,015,955)	(1,121,898)	(1,129,768)

Net increase (decrease) in net assets from principal transactions	16,889,000	4,497,643	(1,852,947)	(1,887,171)	(377,221)	(2,006,242)

Total increase (decrease) in net assets	24,561,216	11,278,986	3,146,921	(1,857,400)	6,400,546	(1,861,098)
Net assets at beginning of period	43,027,331	31,748,345	18,316,996	20,174,396	24,502,226	26,363,324

Net assets at end of period	$67,588,547	$43,027,331	$21,463,917	$18,316,996	$30,902,772	$24,502,226

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,331,350	1,180,496	522,065	578,390	320,684	347,047
Units issued	699,956	299,395	25,240	13,280	67,984	55,606
Units redeemed	(226,330)	(148,541)	(71,374)	(69,605)	(74,310)	(81,969)

Units, end of period	1,804,976	1,331,350	475,931	522,065	314,358	320,684

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$129,769	$149,520	$294,150	$277,119	$164,000	$24,243
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	129,769	149,520	294,150	277,119	164,000	24,243

Realized gains (losses) on investments:
Capital gain distributions received	1,214,426	1,583,900	2,549,544	2,674,576	317	—
Net realized gain (loss)	87,849	216,712	100,322	(391,723)	—	—

Realized gains (losses)	1,302,275	1,800,612	2,649,866	2,282,853	317	—

Unrealized appreciation (depreciation) during the period	16,891	918,407	134,834	2,112,947	4	(1)

Net increase (decrease) in net assets from operations	1,448,935	2,868,539	3,078,850	4,672,919	164,321	24,242

Changes from principal transactions:
Purchase payments	264,773	338,451	2,180,222	1,845,389	2,535,316	2,438,170
Transfers between sub-accounts and the company	(1,253,566)	(231,217)	(1,073,093)	3,827,045	1,860,878	6,242,286
Transfers on general account policy loans	(40,608)	72,634	(210,066)	(114,809)	(1,608,540)	157,709
Withdrawals	(463,647)	(512,977)	(680,271)	(843,763)	(9,195,473)	(7,082,682)
Annual contract fee	(543,135)	(545,130)	(1,201,915)	(1,063,725)	(2,854,152)	(3,067,125)

Net increase (decrease) in net assets from principal transactions	(2,036,183)	(878,239)	(985,123)	3,650,137	(9,261,971)	(1,311,642)

Total increase (decrease) in net assets	(587,248)	1,990,300	2,093,727	8,323,056	(9,097,650)	(1,287,400)
Net assets at beginning of period	14,081,961	12,091,661	26,794,995	18,471,939	35,039,746	36,327,146

Net assets at end of period	$13,494,713	$14,081,961	$28,888,722	$26,794,995	$25,942,096	$35,039,746

	2017	2016	2017	2016	2017	2016
Units, beginning of period	452,518	481,901	560,117	479,153	1,420,598	1,473,823
Units issued	10,274	40,310	111,085	183,835	299,637	542,982
Units redeemed	(73,638)	(69,693)	(129,392)	(102,871)	(674,347)	(596,207)

Units, end of period	389,154	452,518	541,810	560,117	1,045,888	1,420,598

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series I
	2017	2016 (z)	2017	2016	2017	2016
Income:
Dividend distributions received	$593,723	$101,062	$1,210,118	$507,515	$139,509	$982,830
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	593,723	101,062	1,210,118	507,515	139,509	982,830

Realized gains (losses) on investments:
Capital gain distributions received	995	(1)	—	—	—	—
Net realized gain (loss)	—	—	(136,636)	(557,682)	1,088,593	1,790,155

Realized gains (losses)	995	(1)	(136,636)	(557,682)	1,088,593	1,790,155

Unrealized appreciation (depreciation) during the period	(1)	1	2,205,012	2,616,273	389,056	(844,836)

Net increase (decrease) in net assets from operations	594,717	101,062	3,278,494	2,566,106	1,617,158	1,928,149

Changes from principal transactions:
Purchase payments	112,105,444	96,870,850	1,390,123	1,514,626	504,936	579,057
Transfers between sub-accounts and the company	(122,509,868)	15,397,141	4,492,748	(814,910)	(818,110)	(1,721,420)
Transfers on general account policy loans	(1,491,163)	820,644	42,712	(28,671)	(131,274)	(161,963)
Withdrawals	(144,974)	2,103,961	(985,939)	(772,050)	(1,060,844)	(1,070,892)
Annual contract fee	(7,008,288)	(5,112,122)	(964,472)	(922,429)	(1,208,989)	(1,370,134)

Net increase (decrease) in net assets from principal transactions	(19,048,849)	110,080,474	3,975,172	(1,023,434)	(2,714,281)	(3,745,352)

Total increase (decrease) in net assets	(18,454,132)	110,181,536	7,253,666	1,542,672	(1,097,123)	(1,817,203)
Net assets at beginning of period	110,181,536	—	22,913,755	21,371,083	27,760,808	29,578,011

Net assets at end of period	$91,727,404	$110,181,536	$30,167,421	$22,913,755	$26,663,685	$27,760,808

	2017	2016	2017	2016	2017	2016
Units, beginning of period	11,007,435	—	1,369,696	1,438,988	152,252	173,442
Units issued	11,836,694	20,055,390	404,328	207,975	2,111	8,021
Units redeemed	(13,739,669)	(9,047,955)	(160,131)	(277,267)	(16,711)	(29,211)

Units, end of period	9,104,460	11,007,435	1,613,893	1,369,696	137,652	152,252

(z)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$296,050	$1,824,854	$12,062	$—	$21,551	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	296,050	1,824,854	12,062	—	21,551	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,290,300	2,526,652	1,367,164	2,617,870
Net realized gain (loss)	2,187,723	2,548,031	620,579	1,896,925	330,787	233,995

Realized gains (losses)	2,187,723	2,548,031	1,910,879	4,423,577	1,697,951	2,851,865

Unrealized appreciation (depreciation) during the period	702,524	(1,219,084)	5,456,073	(2,834,209)	6,368,551	(1,269,369)

Net increase (decrease) in net assets from operations	3,186,297	3,153,801	7,379,014	1,589,368	8,088,053	1,582,496

Changes from principal transactions:
Purchase payments	4,630,665	5,045,522	496,022	574,238	1,893,093	1,690,333
Transfers between sub-accounts and the company	(3,650,452)	1,771,771	2,687,800	(3,365,026)	1,702,606	(407,640)
Transfers on general account policy loans	(873,948)	(669,343)	47,491	(40,040)	(140,119)	8,720
Withdrawals	(1,177,105)	(1,213,680)	(442,380)	(650,988)	(1,745,839)	(422,700)
Annual contract fee	(2,154,332)	(2,386,758)	(1,103,311)	(996,071)	(1,049,169)	(914,771)

Net increase (decrease) in net assets from principal transactions	(3,225,172)	2,547,512	1,685,622	(4,477,887)	660,572	(46,058)

Total increase (decrease) in net assets	(38,875)	5,701,313	9,064,636	(2,888,519)	8,748,625	1,536,438
Net assets at beginning of period	53,069,075	47,367,762	16,892,228	19,780,747	19,631,138	18,094,700

Net assets at end of period	$53,030,200	$53,069,075	$25,956,864	$16,892,228	$28,379,763	$19,631,138

	2017	2016	2017	2016	2017	2016
Units, beginning of period	347,455	331,710	430,963	546,989	631,328	630,883
Units issued	42,882	70,814	96,022	52,053	156,640	179,220
Units redeemed	(63,593)	(55,069)	(57,753)	(168,079)	(141,657)	(178,775)

Units, end of period	326,744	347,455	469,232	430,963	646,311	631,328

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$87,888	$109,849	$263,149	$272,981	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	87,888	109,849	263,149	272,981	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	226,388
Net realized gain (loss)	(49,727)	(112,607)	(139,399)	(90,797)	(153,619)	(383,248)

Realized gains (losses)	(49,727)	(112,607)	(139,399)	(90,797)	(153,619)	(156,860)

Unrealized appreciation (depreciation) during the period	(5,007)	38,985	(21,081)	(121,749)	679,524	226,103

Net increase (decrease) in net assets from operations	33,154	36,227	102,669	60,435	525,905	69,243

Changes from principal transactions:
Purchase payments	520,317	524,580	2,211,772	2,348,072	67,047	104,001
Transfers between sub-accounts and the company	785,544	302,248	1,431,600	2,054,661	(217,570)	(257,060)
Transfers on general account policy loans	20,782	6,480	742,328	(199,430)	13,563	(14,309)
Withdrawals	(162,583)	(487,764)	(931,441)	(416,219)	(64,896)	(194,214)
Annual contract fee	(769,075)	(728,682)	(683,217)	(686,613)	(93,668)	(95,217)

Net increase (decrease) in net assets from principal transactions	394,985	(383,138)	2,771,042	3,100,471	(295,524)	(456,799)

Total increase (decrease) in net assets	428,139	(346,911)	2,873,711	3,160,906	230,381	(387,556)
Net assets at beginning of period	5,814,121	6,161,032	16,625,600	13,464,694	2,195,625	2,583,181

Net assets at end of period	$6,242,260	$5,814,121	$19,499,311	$16,625,600	$2,426,006	$2,195,625

	2017	2016	2017	2016	2017	2016
Units, beginning of period	540,725	576,263	1,540,743	1,255,584	85,208	102,544
Units issued	106,879	130,920	480,308	491,819	7,605	12,895
Units redeemed	(70,350)	(166,458)	(225,132)	(206,660)	(18,367)	(30,231)

Units, end of period	577,254	540,725	1,795,919	1,540,743	74,446	85,208

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$47,444	$95,038	$162,527	$290,145
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	47,444	95,038	162,527	290,145

Realized gains (losses) on investments:
Capital gain distributions received	—	1,523,226	430,257	631,284	1,285,761	1,788,145
Net realized gain (loss)	(400,173)	(972,850)	328,835	146,416	387,517	(110,548)

Realized gains (losses)	(400,173)	550,376	759,092	777,700	1,673,278	1,677,597

Unrealized appreciation (depreciation) during the period	5,035,326	(103,386)	634,257	756,306	2,548,501	2,771,136

Net increase (decrease) in net assets from operations	4,635,153	446,990	1,440,793	1,629,044	4,384,306	4,738,878

Changes from principal transactions:
Purchase payments	1,956,069	1,734,283	212,875	193,779	2,565,370	2,383,785
Transfers between sub-accounts and the company	1,297,485	(268,043)	487,890	301,899	1,772,417	2,351,007
Transfers on general account policy loans	(147,555)	(104,054)	(39,654)	(23,356)	(267,888)	(107,107)
Withdrawals	(968,412)	(481,071)	(318,847)	(441,973)	(495,069)	(778,315)
Annual contract fee	(794,589)	(743,587)	(362,450)	(327,038)	(1,160,432)	(951,823)

Net increase (decrease) in net assets from principal transactions	1,342,998	137,528	(20,186)	(296,689)	2,414,398	2,897,547

Total increase (decrease) in net assets	5,978,151	584,518	1,420,607	1,332,355	6,798,704	7,636,425
Net assets at beginning of period	17,275,585	16,691,067	9,614,434	8,282,079	28,653,073	21,016,648

Net assets at end of period	$23,253,736	$17,275,585	$11,035,041	$9,614,434	$35,451,777	$28,653,073

	2017	2016	2017	2016	2017	2016
Units, beginning of period	564,985	558,246	256,073	266,856	955,927	848,504
Units issued	127,148	96,483	51,645	17,559	195,297	209,256
Units redeemed	(91,899)	(89,744)	(50,772)	(28,342)	(117,599)	(101,833)

Units, end of period	600,234	564,985	256,946	256,073	1,033,625	955,927

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$133,563	$140,095	$83,777	$82,412	$36,572	$24,756
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	133,563	140,095	83,777	82,412	36,572	24,756

Realized gains (losses) on investments:
Capital gain distributions received	2,085,818	2,830,424	1,181,403	1,499,066	286,645	498,408
Net realized gain (loss)	208,683	(135,578)	239,891	137,531	(183,665)	(163,191)

Realized gains (losses)	2,294,501	2,694,846	1,421,294	1,636,597	102,980	335,217

Unrealized appreciation (depreciation) during the period	1,040,266	2,637,476	459,172	1,236,591	(36,368)	368,874

Net increase (decrease) in net assets from operations	3,468,330	5,472,417	1,964,243	2,955,600	103,184	728,847

Changes from principal transactions:
Purchase payments	888,208	1,031,577	1,368,507	1,364,296	85,807	126,133
Transfers between sub-accounts and the company	(1,463,893)	94,804	421,479	101,673	(1,171,057)	1,200,230
Transfers on general account policy loans	(75,999)	(70,926)	(250,954)	(116,765)	(25,668)	(9,257)
Withdrawals	(1,592,760)	(1,305,307)	(729,603)	(292,724)	(339,799)	(165,510)
Annual contract fee	(1,655,066)	(1,762,522)	(607,824)	(622,772)	(135,218)	(124,341)

Net increase (decrease) in net assets from principal transactions	(3,899,510)	(2,012,374)	201,605	433,708	(1,585,935)	1,027,255

Total increase (decrease) in net assets	(431,180)	3,460,043	2,165,848	3,389,308	(1,482,751)	1,756,102
Net assets at beginning of period	34,073,896	30,613,853	17,570,444	14,181,136	5,265,842	3,509,740

Net assets at end of period	$33,642,716	$34,073,896	$19,736,292	$17,570,444	$3,783,091	$5,265,842

	2017	2016	2017	2016	2017	2016
Units, beginning of period	762,127	818,028	797,432	769,164	176,951	144,683
Units issued	6,388	30,900	129,096	162,869	66,599	66,258
Units redeemed	(91,051)	(86,801)	(120,909)	(134,601)	(120,989)	(33,990)

Units, end of period	677,464	762,127	805,619	797,432	122,561	176,951

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$349,428	$220,036	$32,520	$107,822	$61,917	$171,968
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	349,428	220,036	32,520	107,822	61,917	171,968

Realized gains (losses) on investments:
Capital gain distributions received	2,663,046	3,901,644	1,981,287	2,021,135	3,659,071	3,132,343
Net realized gain (loss)	(356,060)	160,582	1,977,208	686,011	594,046	591,169

Realized gains (losses)	2,306,986	4,062,226	3,958,495	2,707,146	4,253,117	3,723,512

Unrealized appreciation (depreciation) during the period	(1,312,732)	1,840,571	(2,503,640)	1,039,343	(1,481,944)	1,962,318

Net increase (decrease) in net assets from operations	1,343,682	6,122,833	1,487,375	3,854,311	2,833,090	5,857,798

Changes from principal transactions:
Purchase payments	2,821,232	2,867,749	320,180	332,990	2,082,883	2,153,164
Transfers between sub-accounts and the company	513,400	1,272,481	(2,461,864)	1,132,673	(46,569)	254,348
Transfers on general account policy loans	(75,403)	(165,034)	(16,068)	47,397	(236,393)	(415,416)
Withdrawals	(1,124,072)	(676,715)	(590,203)	(219,079)	(556,773)	(445,421)
Annual contract fee	(1,459,767)	(1,341,762)	(638,845)	(598,636)	(855,071)	(825,192)

Net increase (decrease) in net assets from principal transactions	675,390	1,956,719	(3,386,800)	695,345	388,077	721,483

Total increase (decrease) in net assets	2,019,072	8,079,552	(1,899,425)	4,549,656	3,221,167	6,579,281
Net assets at beginning of period	34,009,921	25,930,369	16,324,851	11,775,195	24,089,535	17,510,254

Net assets at end of period	$36,028,993	$34,009,921	$14,425,426	$16,324,851	$27,310,702	$24,089,535

	2017	2016	2017	2016	2017	2016
Units, beginning of period	406,007	379,755	381,367	363,981	844,484	812,280
Units issued	71,606	82,145	18,374	59,431	114,297	159,375
Units redeemed	(63,198)	(55,893)	(97,458)	(42,045)	(100,741)	(127,171)

Units, end of period	414,415	406,007	302,283	381,367	858,040	844,484

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		Total Bond Market Series Trust NAV
	2017	2016	2017	2016	2017 (t)	2016
Income:
Dividend distributions received	$288,139	$205,081	$996,231	$659,645	$672,614	$520,577
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	288,139	205,081	996,231	659,645	672,614	520,577

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	1	—	—
Net realized gain (loss)	22,271	(99,546)	64,095	(58,174)	(38,163)	(16,552)

Realized gains (losses)	22,271	(99,546)	64,095	(58,173)	(38,163)	(16,552)

Unrealized appreciation (depreciation) during the period	172,536	327,643	552,617	706,467	76,041	(103,066)

Net increase (decrease) in net assets from operations	482,946	433,178	1,612,943	1,307,939	710,492	400,959

Changes from principal transactions:
Purchase payments	345,275	321,370	2,295,984	2,499,605	2,366,759	1,962,083
Transfers between sub-accounts and the company	903,451	139,644	3,715,983	(367,390)	4,005,701	2,073,927
Transfers on general account policy loans	(1,739)	(13,807)	(188,301)	(187,622)	(151,252)	(120,915)
Withdrawals	(285,220)	(301,328)	(1,028,137)	(1,015,571)	(1,107,093)	(1,058,435)
Annual contract fee	(736,128)	(711,911)	(1,232,163)	(1,194,756)	(944,488)	(919,265)

Net increase (decrease) in net assets from principal transactions	225,639	(566,032)	3,563,366	(265,734)	4,169,627	1,937,395

Total increase (decrease) in net assets	708,585	(132,854)	5,176,309	1,042,205	4,880,119	2,338,354
Net assets at beginning of period	8,445,319	8,578,173	26,858,671	25,816,466	19,505,110	17,166,756

Net assets at end of period	$9,153,904	$8,445,319	$32,034,980	$26,858,671	$24,385,229	$19,505,110

	2017	2016	2017	2016	2017	2016
Units, beginning of period	307,359	328,179	1,316,714	1,331,275	803,505	724,472
Units issued	41,600	37,697	333,559	266,140	262,486	209,937
Units redeemed	(33,450)	(58,517)	(163,920)	(280,701)	(93,895)	(130,904)

Units, end of period	315,509	307,359	1,486,353	1,316,714	972,096	803,505

(t)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$205,150	$91,747	$779,504	$526,657	$19,598	$17,699
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	205,150	91,747	779,504	526,657	19,598	17,699

Realized gains (losses) on investments:
Capital gain distributions received	311,243	100,623	1,129,078	564,613	—	—
Net realized gain (loss)	905,343	495,836	1,911,433	872,779	(4,231)	(12,804)

Realized gains (losses)	1,216,586	596,459	3,040,511	1,437,392	(4,231)	(12,804)

Unrealized appreciation (depreciation) during the period	953,700	54,352	5,897,313	2,182,212	(7,512)	(468)

Net increase (decrease) in net assets from operations	2,375,436	742,558	9,717,328	4,146,261	7,855	4,427

Changes from principal transactions:
Purchase payments	356,183	897,021	3,579,295	2,806,079	100,127	71,300
Transfers between sub-accounts and the company	8,514,391	418,504	11,508,825	3,197,458	556,989	404,332
Transfers on general account policy loans	163,918	(30,671)	(248,474)	(215,888)	—	—
Withdrawals	(1,026,249)	(465,389)	(453,757)	(490,307)	355	(30,115)
Annual contract fee	(845,721)	(473,581)	(1,700,975)	(1,260,134)	(84,782)	(80,869)

Net increase (decrease) in net assets from principal transactions	7,162,522	345,884	12,684,914	4,037,208	572,689	364,648

Total increase (decrease) in net assets	9,537,958	1,088,442	22,402,242	8,183,469	580,544	369,075
Net assets at beginning of period	6,682,912	5,594,470	38,852,074	30,668,605	1,217,054	847,979

Net assets at end of period	$16,220,870	$6,682,912	$61,254,316	$38,852,074	$1,797,598	$1,217,054

	2017	2016	2017	2016	2017	2016
Units, beginning of period	249,913	235,111	435,985	386,748	120,520	84,413
Units issued	324,072	60,472	201,435	97,316	70,607	76,638
Units redeemed	(70,883)	(45,670)	(67,708)	(48,079)	(14,282)	(40,531)

Units, end of period	503,102	249,913	569,712	435,985	176,845	120,520

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I		Utilities Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$84,272	$76,010	$95,083	$208,544	$414,420	$715,773
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	84,272	76,010	95,083	208,544	414,420	715,773

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	84,733	—	265,913
Net realized gain (loss)	(27,845)	(67,959)	(17,028)	(504,227)	(282,723)	(283,468)

Realized gains (losses)	(27,845)	(67,959)	(17,028)	(419,494)	(282,723)	(17,555)

Unrealized appreciation (depreciation) during the period	(26,939)	22,651	464,540	657,637	2,148,448	789,028

Net increase (decrease) in net assets from operations	29,488	30,702	542,595	446,687	2,280,145	1,487,246

Changes from principal transactions:
Purchase payments	660,667	568,765	74,720	106,018	1,569,008	1,432,989
Transfers between sub-accounts and the company	2,080,254	219,523	131,918	(106,706)	(614,520)	305,822
Transfers on general account policy loans	(1,129,162)	(106,650)	2,417	(133,961)	(261,400)	(14,005)
Withdrawals	(105,448)	(746,756)	(108,908)	(256,650)	(493,272)	(452,747)
Annual contract fee	(253,396)	(287,035)	(166,757)	(179,648)	(748,379)	(745,518)

Net increase (decrease) in net assets from principal transactions	1,252,915	(352,153)	(66,610)	(570,947)	(548,563)	526,541

Total increase (decrease) in net assets	1,282,403	(321,451)	475,985	(124,260)	1,731,582	2,013,787
Net assets at beginning of period	3,916,982	4,238,433	3,492,160	3,616,420	15,390,263	13,376,476

Net assets at end of period	$5,199,385	$3,916,982	$3,968,145	$3,492,160	$17,121,845	$15,390,263

	2017	2016	2017	2016	2017	2016
Units, beginning of period	386,353	420,822	98,578	113,676	542,473	525,380
Units issued	366,374	362,293	51,667	57,913	90,009	130,862
Units redeemed	(243,036)	(396,762)	(52,624)	(73,011)	(106,873)	(113,769)

Units, end of period	509,691	386,353	97,621	98,578	525,609	542,473

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 97 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
500 Index Fund B Series NAV	500 Index Fund Series NAV	10/27/2017
International Equity Index Trust B Series I	International Equity Index Series I	10/27/2017
International Equity Index Trust B Series NAV	International Equity Index Series NAV	10/27/2017
Lifestyle Aggressive MVP Series I	Managed Volatility Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive MVP Series NAV	Managed Volatility Aggressive Portfolio Series NAV	10/27/2017
Lifestyle Aggressive Trust PS Series NAV	Lifestyle Aggressive Portfolio Series NAV	10/27/2017
Lifestyle Balanced MVP Series I	Managed Volatility Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced MVP Series NAV	Managed Volatility Balanced Portfolio Series NAV	10/27/2017
Lifestyle Balanced Trust PS Series NAV	Lifestyle Balanced Portfolio Series NAV	10/27/2017
Lifestyle Conservative MVP Series I	Managed Volatility Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative MVP Series NAV	Managed Volatility Conservative Portfolio Series NAV	10/27/2017
Lifestyle Conservative Trust PS Series NAV	Lifestyle Conservative Portfolio Series NAV	10/27/2017
Lifestyle Growth MVP Series I	Managed Volatility Growth Portfolio Series I	10/27/2017
Lifestyle Growth MVP Series NAV	Managed Volatility Growth Portfolio Series NAV	10/27/2017
Lifestyle Growth Trust PS Series I	Lifestyle Growth Portfolio Series I	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

1.	Organization — (continued):

Previous Name	New Name	Effective Date
Lifestyle Growth Trust PS Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Lifestyle Moderate MVP Series I	Managed Volatility Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate MVP Series NAV	Managed Volatility Moderate Portfolio Series NAV	10/27/2017
Lifestyle Moderate Trust PS Series NAV	Lifestyle Moderate Portfolio Series NAV	10/27/2017
Total Bond Market Trust B Series NAV	Total Bond Market Series Trust NAV	10/27/2017

Funds transferred in 2017 are as follows:

Transferred from	Transferred to	Effective Date
All Cap Core Trust Series I	Total Stock Market Index Trust Series I	04/28/2017
All Cap Core Trust Series NAV	Total Stock Market Index Trust Series NAV	04/28/2017
American New World Trust Series I	Emerging Markets Value Trust Series I	10/27/2017
Core Strategy Trust Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Core Strategy Trust Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Value Trust Series I	Mid Cap Index Trust Series I	10/27/2017
Value Trust Series NAV	Mid Cap Index Trust Series NAV	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2017, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2017. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$4,730,214,339	—	—	4,730,214,339
Non Affiliated	$90,569,098	—	—	90,569,098

Total	$4,820,783,437	—	—	4,820,783,437

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2017 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series NAV	$55,095,572	$30,912,213
Active Bond Trust Series I	855,348	1,971,152
Active Bond Trust Series NAV	7,500,739	3,667,503
All Cap Core Trust Series I (g)	108,133	9,058,464
All Cap Core Trust Series NAV (h)	605,778	7,099,092
Alpha Opportunities Trust Series I	104,580	239,365
Alpha Opportunities Trust Series NAV	1,364,084	2,143,572
American Asset Allocation Trust Series I	27,978,956	7,826,854
American Global Growth Trust Series I	5,003,073	1,425,863
American Growth Trust Series I	21,034,808	10,480,785
American Growth-Income Trust Series I	27,079,900	9,726,301
American International Trust Series I	10,248,669	5,796,645
American New World Trust Series I (b)	4,715,008	20,993,289
Blue Chip Growth Trust Series I	5,244,464	6,724,267
Blue Chip Growth Trust Series NAV	17,056,346	10,646,465
Bond Trust Series I	476,867	727,322
Bond Trust Series NAV	10,934,175	7,771,290
Capital Appreciation Trust Series I	2,786,576	2,914,270
Capital Appreciation Trust Series NAV	8,400,847	3,884,321
Capital Appreciation Value Trust Series I	1,051,545	1,070,075
Capital Appreciation Value Trust Series NAV	20,703,735	8,249,056
Core Bond Trust Series I	1,342,408	1,863,710
Core Bond Trust Series NAV	15,455,648	9,059,339
Core Strategy Trust Series I (c)	58,787	1,392,965
Core Strategy Trust Series NAV (d)	20,042,292	182,682,138
Emerging Markets Value Trust Series I	3,076,869	472,018
Emerging Markets Value Trust Series NAV	26,707,735	4,364,296
Equity Income Trust Series I	4,742,891	4,037,112
Equity Income Trust Series NAV	14,308,119	12,253,475
Financial Industries Trust Series I	1,485,186	3,050,148
Financial Industries Trust Series NAV	4,358,735	3,758,713
Fundamental All Cap Core Trust Series I	330,784	261,399
Fundamental All Cap Core Trust Series NAV	3,845,556	2,821,492
Fundamental Large Cap Value Trust Series I	2,213,363	6,464,314
Fundamental Large Cap Value Trust Series NAV	7,095,070	6,030,999
Global Bond Trust Series I	386,789	963,279
Global Bond Trust Series NAV	6,193,408	5,841,829
Global Trust Series I	738,762	1,299,282
Global Trust Series NAV	3,230,438	3,483,043
Health Sciences Trust Series I	3,745,017	994,426
Health Sciences Trust Series NAV	10,306,035	8,029,555
High Yield Trust Series I	1,674,307	1,313,446
High Yield Trust Series NAV	6,290,663	3,711,089
International Equity Index Series I	2,087,636	1,252,267
International Equity Index Series NAV	15,175,265	5,454,896
International Growth Stock Trust Series I	259,032	151,228
International Growth Stock Trust Series NAV	4,967,826	3,832,644
International Small Company Trust Series I	3,077,322	1,391,360
International Small Company Trust Series NAV	5,418,419	3,058,621

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Value Trust Series I	$859,243	$4,167,866
International Value Trust Series NAV	7,793,340	5,804,796
Investment Quality Bond Trust Series I	992,994	1,303,014
Investment Quality Bond Trust Series NAV	5,810,282	1,843,912
Lifestyle Aggressive Portfolio Series NAV	3,609,993	213,881
Lifestyle Balanced Portfolio Series NAV	15,943,592	1,330,028
Lifestyle Conservative Portfolio Series NAV	758,130	117,884
Lifestyle Growth Portfolio Series I	1,106,565	93,927
Lifestyle Growth Portfolio Series NAV	205,307,228	8,466,543
Lifestyle Moderate Portfolio Series NAV	5,436,351	983,457
M Capital Appreciation (a)	3,395,173	2,647,255
M International Equity (a)	2,187,738	1,817,199
M Large Cap Growth (a)	1,903,514	2,704,876
M Large Cap Value (a)	2,382,978	1,437,996
Managed Volatility Aggressive Portfolio Series I	568,152	2,322,878
Managed Volatility Aggressive Portfolio Series NAV	16,663,496	20,767,477
Managed Volatility Balanced Portfolio Series I	6,617,584	4,683,971
Managed Volatility Balanced Portfolio Series NAV	49,232,210	32,545,870
Managed Volatility Conservative Portfolio Series I	472,307	560,088
Managed Volatility Conservative Portfolio Series NAV	5,540,770	5,345,623
Managed Volatility Growth Portfolio Series I	5,312,199	10,044,274
Managed Volatility Growth Portfolio Series NAV	79,721,389	53,246,897
Managed Volatility Moderate Portfolio Series I	1,223,853	1,314,162
Managed Volatility Moderate Portfolio Series NAV	21,779,938	8,193,755
Mid Cap Index Trust Series I	16,202,086	4,293,832
Mid Cap Index Trust Series NAV	28,046,297	7,858,146
Mid Cap Stock Trust Series I	1,431,452	2,857,264
Mid Cap Stock Trust Series NAV	6,659,524	6,446,719
Mid Value Trust Series I	1,674,133	2,366,121
Mid Value Trust Series NAV	8,365,919	6,507,346
Money Market Trust Series I	7,578,832	16,676,483
Money-Market Trust Series NAV	119,314,685	137,768,816
PIMCO All Asset (a)	8,214,622	3,029,331
Real Estate Securities Trust Series I	542,084	3,116,857
Real Estate Securities Trust Series NAV	7,037,365	9,966,488
Science & Technology Trust Series I	5,677,579	2,689,594
Science & Technology Trust Series NAV	7,440,231	5,390,943
Short Term Government Income Trust Series I	1,244,120	761,247
Short Term Government Income Trust Series NAV	5,480,646	2,446,454
Small Cap Growth Trust Series I	224,503	520,028
Small Cap Growth Trust Series NAV	4,498,864	3,155,866
Small Cap Index Trust Series I	2,470,382	2,012,868
Small Cap Index Trust Series NAV	7,610,920	3,748,233
Small Cap Opportunities Trust Series I	2,513,598	4,193,726
Small Cap Opportunities Trust Series NAV	4,192,020	2,725,235
Small Cap Value Trust Series I	2,282,657	3,545,373
Small Cap Value Trust Series NAV	8,902,424	5,214,561
Small Company Value Trust Series I	2,817,908	4,190,900
Small Company Value Trust Series NAV	7,060,138	2,951,075
Strategic Income Opportunities Trust Series I	1,464,140	950,363
Strategic Income Opportunities Trust Series NAV	7,998,655	3,439,056
Total Bond Market Series Trust NAV	7,167,586	2,325,345

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Total Stock Market Index Trust Series I	$9,781,870	$2,102,954
Total Stock Market Index Trust Series NAV	21,254,332	6,660,838
Ultra Short Term Bond Trust Series I	736,924	144,636
Ultra Short Term Bond Trust Series NAV	3,811,143	2,473,957
Utilities Trust Series I	2,067,832	2,039,359
Utilities Trust Series NAV	3,232,324	3,366,468
Value Trust Series I(e)	10,083,828	15,554,976
Value Trust Series NAV(f)	12,718,975	18,351,547

(a)	Sub-account that invests in non-affiliated Trust.

(b)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series I on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series NAV on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series NAV	2017	(f)	6,784	$58.62 to $36.65	$348,722	0.00% to 0.00%	1.83%	21.54% to 9.98%
	2016		6,586	48.23 to 30.16	273,254	0.00 to 0.00	1.96	11.64 to 11.64
	2015		5,508	43.20 to 27.01	203,858	0.00 to 0.00	1.77	1.15 to 1.15
	2014		5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85
	2013		5,194	37.65 to 23.54	160,818	0.00 to 0.00	1.87	32.03 to 32.02

Active Bond Trust Series I	2017		271	23.89 to 23.89	6,472	0.00 to 0.00	3.44	4.84 to 4.84
	2016		329	22.78 to 22.78	7,491	0.00 to 0.00	3.82	4.34 to 4.34
	2015		306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014		318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82
	2013		344	20.41 to 20.41	7,030	0.00 to 0.00	5.61	0.24 to 0.24

Active Bond Trust Series NAV	2017		339	77.99 to 77.99	26,438	0.00 to 0.00	3.66	4.89 to 1.36
	2016		301	74.36 to 74.36	22,366	0.00 to 0.00	3.88	4.50 to 4.50
	2015		267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014		209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79
	2013		156	66.44 to 66.44	10,351	0.00 to 0.00	6.35	0.19 to 0.19

Alpha Opportunities Trust Series I	2017		16	28.66 to 28.66	471	0.00 to 0.00	0.45	17.73 to 17.73
	2016		24	24.34 to 24.34	593	0.00 to 0.00	1.53	5.71 to 5.71
	2015		24	23.02 to 23.02	553	0.00 to 0.00	0.58	0.00 to 0.00
	2014		31	23.02 to 23.02	711	0.00 to 0.00	0.47	8.00 to 8.00
	2013		39	21.32 to 21.32	826	0.00 to 0.00	0.81	35.55 to 35.55

Alpha Opportunities Trust Series NAV	2017		119	30.34 to 30.34	3,602	0.00 to 0.00	0.49	17.77 to 17.77
	2016		167	25.76 to 25.76	4,300	0.00 to 0.00	2.02	5.75 to 5.75
	2015		137	24.36 to 24.36	3,332	0.00 to 0.00	0.69	-0.03 to -0.03
	2014		137	24.37 to 24.37	3,338	0.00 to 0.00	0.61	8.12 to 6.15
	2013		117	22.54 to 22.54	2,646	0.00 to 0.00	0.95	35.58 to 35.58

American Asset Allocation Trust Series I	2017		6,625	19.41 to 19.41	128,577	0.00 to 0.00	1.29	15.79 to 6.32
	2016		6,029	16.76 to 16.76	101,053	0.00 to 0.00	1.40	8.99 to 8.99
	2015		5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014		4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82
	2013		3,801	14.49 to 14.49	55,061	0.00 to 0.00	1.21	23.30 to 23.30

American Global Growth Trust Series I	2017		721	20.55 to 20.55	14,814	0.00 to 0.00	0.28	30.92 to 9.48
	2016		588	15.70 to 15.70	9,238	0.00 to 0.00	1.06	0.29 to 0.29
	2015		534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014		365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97
	2013		247	14.40 to 14.40	3,559	0.00 to 0.00	1.27	28.63 to 28.63

American Growth Trust Series I	2017		2,412	47.32 to 31.43	83,786	0.00 to 0.00	0.37	27.87 to 10.07
	2016		2,457	37.01 to 24.58	66,671	0.00 to 0.00	0.40	9.08 to 9.07
	2015		2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014		2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90
	2013		2,637	29.48 to 19.58	58,238	0.00 to 0.00	0.56	29.61 to 29.61

American Growth-Income Trust Series I	2017		3,585	40.87 to 27.38	113,859	0.00 to 0.00	1.10	22.03 to 10.24
	2016		3,612	33.49 to 22.44	94,504	0.00 to 0.00	1.67	11.10 to 11.10
	2015		3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014		3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27
	2013		3,776	27.04 to 18.11	83,050	0.00 to 0.00	1.01	33.02 to 33.01

American International Trust Series I	2017		2,135	41.58 to 23.62	55,579	0.00 to 0.00	0.95	31.65 to 10.60
	2016		2,058	31.58 to 17.94	41,108	0.00 to 0.00	1.03	3.12 to 3.12
	2015		2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	-4.82 to -4.82
	2014		1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	-3.05 to -4.20
	2013		1,957	33.19 to 18.85	42,782	0.00 to 0.00	0.98	21.20 to 21.20

Blue Chip Growth Trust Series I	2017		556	76.63 to 76.63	42,578	0.00 to 0.00	0.07	36.28 to 36.28
	2016		616	56.23 to 56.23	34,610	0.00 to 0.00	0.01	0.81 to 0.81
	2015		714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06
	2014		769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07
	2013		818	46.05 to 46.05	37,645	0.00 to 0.00	0.27	41.33 to 41.33

Blue Chip Growth Trust Series NAV	2017		464	186.84 to 186.84	86,650	0.00 to 0.00	0.12	36.34 to 13.00
	2016		457	137.04 to 137.04	62,639	0.00 to 0.00	0.05	0.85 to 0.85
	2015		414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014		347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11
	2013		302	112.07 to 112.07	33,822	0.00 to 0.00	0.33	41.43 to 41.43

Bond Trust Series I	2017		301	11.95 to 11.95	3,592	0.00 to 0.00	2.82	3.67 to 3.67
	2016		331	11.52 to 11.52	3,815	0.00 to 0.00	3.73	3.06 to 3.06
	2015		73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014		98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53
	2013		66	10.57 to 10.57	694	0.00 to 0.00	2.42	-1.36 to -1.36

Bond Trust Series NAV	2017		1,946	11.98 to 11.98	23,319	0.00 to 0.00	2.87	3.65 to 0.85
	2016		1,730	11.56 to 11.56	19,996	0.00 to 0.00	3.66	3.19 to 3.19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Bond Trust Series NAV	2015	594	$11.20 to $11.20	$6,657	0.00% to 0.00%	2.99%	0.30% to 0.30%
	2014	664	11.17 to 11.17	7,416	0.00 to 0.00	2.80	5.59 to 2.50
	2013	519	10.58 to 10.58	5,489	0.00 to 0.00	2.94	-1.32 to -1.32

Capital Appreciation Trust Series I	2017	791	37.30 to 37.30	29,496	0.00 to 0.00	0.06	36.53 to 36.53
	2016	863	27.32 to 27.32	23,584	0.00 to 0.00	0.00	-1.08 to -1.08
	2015	1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65
	2013	1,167	22.60 to 22.60	26,365	0.00 to 0.00	0.25	37.41 to 37.41

Capital Appreciation Trust Series NAV	2017	877	36.64 to 36.64	32,135	0.00 to 0.00	0.11	36.51 to 14.35
	2016	812	26.84 to 26.84	21,802	0.00 to 0.00	0.01	-1.00 to -1.00
	2015	803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68
	2013	770	22.17 to 22.17	17,076	0.00 to 0.00	0.26	37.50 to 37.50

Capital Appreciation Value Trust Series I	2017	125	22.92 to 22.92	2,863	0.00 to 0.00	1.48	15.14 to 15.14
	2016	132	19.90 to 19.90	2,620	0.00 to 0.00	1.61	8.12 to 8.12
	2015	54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22
	2013	56	15.58 to 15.58	879	0.00 to 0.00	1.20	22.31 to 22.31

Capital Appreciation Value Trust Series NAV	2017	3,101	22.99 to 22.99	71,301	0.00 to 0.00	1.57	15.13 to 4.72
	2016	2,711	19.97 to 19.97	54,138	0.00 to 0.00	1.58	8.19 to 8.19
	2015	1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58
	2013	1,014	15.60 to 15.60	15,829	0.00 to 0.00	1.46	22.29 to 22.29

Core Bond Trust Series I	2017	804	21.58 to 21.58	17,353	0.00 to 0.00	2.11	3.40 to 3.40
	2016	857	20.87 to 20.87	17,879	0.00 to 0.00	1.93	2.74 to 2.74
	2015	960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93
	2013	69	19.11 to 19.11	1,314	0.00 to 0.00	1.95	-2.15 to -2.15

Core Bond Trust Series NAV	2017	3,874	17.35 to 17.35	67,203	0.00 to 0.00	2.24	3.47 to 0.84
	2016	3,635	16.76 to 16.76	60,928	0.00 to 0.00	2.10	2.73 to 2.73
	2015	3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87
	2013	260	15.34 to 15.34	3,988	0.00 to 0.00	2.81	-2.12 to -2.12

Emerging Markets Value Trust Series I	2017	348	17.87 to 17.87	6,225	0.00 to 0.00	2.15	32.69 to 32.69
	2016	202	13.47 to 13.47	2,721	0.00 to 0.00	2.16	18.00 to 18.00
	2015	189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	-19.07 to -19.07
	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	-5.50 to -5.50
	2013	230	14.93 to 14.93	3,435	0.00 to 0.00	1.24	-3.22 to -3.22

Emerging Markets Value Trust Series NAV	2017	4,325	14.36 to 14.36	62,118	0.00 to 0.00	2.07	32.67 to 13.66
	2016	2,747	10.83 to 10.83	29,733	0.00 to 0.00	2.26	18.09 to 18.09
	2015	2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	-19.05 to -19.05
	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	-5.37 to -7.51
	2013	1,849	11.97 to 11.97	22,122	0.00 to 0.00	1.52	-3.18 to -3.18

Equity Income Trust Series I	2017	733	59.29 to 59.29	43,432	0.00 to 0.00	2.26	16.29 to 16.29
	2016	794	50.99 to 50.99	40,460	0.00 to 0.00	2.21	19.13 to 19.13
	2015	892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	-6.75 to -6.75
	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47
	2013	1,079	42.71 to 42.71	46,083	0.00 to 0.00	1.85	30.05 to 30.05

Equity Income Trust Series NAV	2017	1,270	59.30 to 59.30	75,291	0.00 to 0.00	2.32	16.28 to 9.05
	2016	1,360	51.00 to 51.00	69,339	0.00 to 0.00	2.35	19.18 to 19.18
	2015	1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	-6.66 to -6.66
	2014	1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38
	2013	1,438	42.63 to 42.63	61,302	0.00 to 0.00	2.08	30.05 to 30.05

Financial Industries Trust Series I	2017	108	31.69 to 31.69	3,411	0.00 to 0.00	1.12	15.29 to 15.29
	2016	163	27.49 to 27.49	4,468	0.00 to 0.00	1.40	19.37 to 19.37
	2015	115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	-2.65 to -2.65
	2014	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65
	2013	102	21.77 to 21.77	2,218	0.00 to 0.00	0.48	30.75 to 30.75

Financial Industries Trust Series NAV	2017	312	38.19 to 38.19	11,918	0.00 to 0.00	1.31	15.29 to 9.22
	2016	300	33.13 to 33.13	9,927	0.00 to 0.00	1.56	19.47 to 19.47
	2015	275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	-2.58 to -2.58
	2014	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56
	2013	181	26.20 to 26.20	4,736	0.00 to 0.00	0.69	30.86 to 30.86

Fundamental All Cap Core Trust Series I	2017	27	52.48 to 52.48	1,407	0.00 to 0.00	0.75	27.70 to 27.70
	2016	26	41.10 to 41.10	1,085	0.00 to 0.00	0.59	8.34 to 8.34
	2015	27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014	25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75
	2013	51	33.23 to 33.23	1,694	0.00 to 0.00	1.03	35.88 to 35.88

Fundamental All Cap Core Trust Series NAV	2017	618	31.22 to 31.22	19,288	0.00 to 0.00	0.81	27.77 to 14.16
	2016	599	24.44 to 24.44	14,635	0.00 to 0.00	0.70	8.40 to 8.40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Fundamental All Cap Core Trust Series NAV	2015		583	$22.55 to $22.55	$13,149	0.00% to 0.00%	0.00	4.09% to 4.09%
	2014		561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81
	2013		634	19.73 to 19.73	12,510	0.00 to 0.00	1.00	35.87 to 35.87

Fundamental Large Cap Value Trust Series I	2017		1,021	36.28 to 36.28	37,050	0.00 to 0.00	1.60	17.43 to 17.43
	2016		1,166	30.90 to 30.90	36,042	0.00 to 0.00	2.24	10.17 to 10.17
	2015		1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	-1.11 to -1.11
	2014		1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61
	2013		235	25.64 to 25.64	6,034	0.00 to 0.00	1.03	32.41 to 32.41

Fundamental Large Cap Value Trust Series NAV	2017		1,874	25.59 to 25.59	47,967	0.00 to 0.00	1.72	17.54 to 9.65
	2016		1,861	21.77 to 21.77	40,527	0.00 to 0.00	2.31	10.21 to 10.21
	2015		1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	-1.06 to -1.06
	2014		1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82
	2013		837	18.04 to 18.04	15,103	0.00 to 0.00	1.23	32.46 to 32.46

Global Bond Trust Series I	2017		148	33.20 to 33.20	4,904	0.00 to 0.00	2.21	8.75 to 8.75
	2016		169	30.53 to 30.53	5,168	0.00 to 0.00	0.00	3.05 to 3.05
	2015		178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	-3.50 to -3.50
	2014		197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28
	2013		220	30.02 to 30.02	6,602	0.00 to 0.00	0.46	-5.42 to -5.42

Global Bond Trust Series NAV	2017		864	33.33 to 33.33	28,800	0.00 to 0.00	2.38	8.71 to 3.58
	2016		874	30.66 to 30.66	26,791	0.00 to 0.00	0.00	3.15 to 3.15
	2015		777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	-3.51 to -3.51
	2014		754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to -1.88
	2013		753	30.08 to 30.08	22,656	0.00 to 0.00	0.50	-5.54 to -5.54

Global Trust Series I	2017		313	38.86 to 38.86	12,176	0.00 to 0.00	1.91	18.88 to 18.88
	2016		335	32.69 to 32.69	10,956	0.00 to 0.00	4.53	9.46 to 9.46
	2015		364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	-6.42 to -6.42
	2014		413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	-2.60 to -2.60
	2013		218	32.76 to 32.76	7,141	0.00 to 0.00	1.52	31.09 to 31.09

Global Trust Series NAV	2017		1,515	21.04 to 21.04	31,879	0.00 to 0.00	1.96	18.90 to 7.34
	2016		1,558	17.70 to 17.70	27,563	0.00 to 0.00	4.64	9.46 to 9.46
	2015		1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	-6.33 to -6.33
	2014		1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	-2.51 to -6.31
	2013		290	17.70 to 17.70	5,130	0.00 to 0.00	1.59	31.04 to 31.04

Health Sciences Trust Series I	2017		156	88.73 to 88.73	13,855	0.00 to 0.00	0.00	27.51 to 27.51
	2016		139	69.59 to 69.59	9,670	0.00 to 0.00	0.06	-10.57 to -10.57
	2015		163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69
	2014		215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83
	2013		213	52.38 to 52.38	11,156	0.00 to 0.00	0.00	51.07 to 51.07

Health Sciences Trust Series NAV	2017		607	69.27 to 69.27	42,047	0.00 to 0.00	0.00	27.61 to 8.33
	2016		636	54.28 to 54.28	34,511	0.00 to 0.00	0.11	-10.54 to -10.54
	2015		635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014		556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97
	2013		484	40.81 to 40.81	19,734	0.00 to 0.00	0.00	51.24 to 51.24

High Yield Trust Series I	2017		366	36.68 to 36.68	13,429	0.00 to 0.00	5.49	7.50 to 7.50
	2016		376	34.12 to 34.12	12,841	0.00 to 0.00	6.98	16.26 to 16.26
	2015		402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	-8.32 to -8.32
	2014		440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11
	2013		471	31.97 to 31.97	15,052	0.00 to 0.00	6.56	8.52 to 8.52

High Yield Trust Series NAV	2017		1,313	24.25 to 24.25	31,838	0.00 to 0.00	5.67	7.46 to 2.50
	2016		1,277	22.57 to 22.57	28,818	0.00 to 0.00	7.22	16.56 to 16.56
	2015		1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	-8.38 to -8.38
	2014		1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to -3.67
	2013		1,109	21.14 to 21.14	23,434	0.00 to 0.00	6.84	8.68 to 8.68

International Equity Index Series I	2017	(g)	1,025	14.49 to 14.49	14,855	0.00 to 0.00	2.23	27.30 to 27.30
	2016		983	11.39 to 11.39	11,186	0.00 to 0.00	2.65	4.45 to 4.45
	2015		1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	-5.91 to -5.91
	2014		1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	-4.61 to -4.61
	2013		1,158	12.14 to 12.14	14,066	0.00 to 0.00	2.39	14.56 to 14.56

International Equity Index Series NAV	2017	(h)	1,283	56.94 to 56.94	73,049	0.00 to 0.00	2.33	27.45 to 10.35
	2016		1,121	44.68 to 44.68	50,084	0.00 to 0.00	2.77	4.43 to 4.43
	2015		1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	-5.80 to -5.80
	2014		865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	-4.57 to -7.23
	2013		750	47.59 to 47.59	35,683	0.00 to 0.00	2.68	14.54 to 14.54

International Growth Stock Trust Series I	2017		200	14.60 to 14.60	2,917	0.00 to 0.00	1.42	21.86 to 21.86
	2016		194	11.98 to 11.98	2,326	0.00 to 0.00	1.82	-1.31 to -1.31
	2015		135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	-2.27 to -2.27
	2014		152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20
	2013		190	12.40 to 12.40	2,353	0.00 to 0.00	1.23	19.10 to 19.10

International Growth Stock Trust Series NAV	2017		1,238	14.64 to 14.64	18,120	0.00 to 0.00	1.48	21.90 to 6.70
	2016		1,173	12.01 to 12.01	14,093	0.00 to 0.00	1.95	-1.19 to -1.19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
International Growth Stock Trust Series NAV	2015		820	$12.16 to $12.16	$9,961	0.00% to 0.00%	1.86%	-2.23% to -2.23%
	2014		656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to -2.81
	2013		594	12.41 to 12.41	7,373	0.00 to 0.00	1.26	19.18 to 19.18

International Small Company Trust Series I	2017		457	20.50 to 20.50	9,371	0.00 to 0.00	1.48	29.45 to 29.45
	2016		373	15.83 to 15.83	5,904	0.00 to 0.00	2.13	4.90 to 4.90
	2015		391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014		427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	-6.89 to -6.89
	2013		526	15.22 to 15.22	8,002	0.00 to 0.00	2.07	26.34 to 26.34

International Small Company Trust Series NAV	2017		1,417	20.59 to 20.59	29,174	0.00 to 0.00	1.52	29.59 to 11.75
	2016		1,306	15.89 to 15.89	20,743	0.00 to 0.00	2.04	4.95 to 4.95
	2015		1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014		878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	-6.85 to -10.48
	2013		709	15.23 to 15.23	10,807	0.00 to 0.00	2.05	26.30 to 26.30

International Value Trust Series I	2017		866	29.03 to 29.03	25,121	0.00 to 0.00	1.77	17.14 to 17.14
	2016		1,005	24.78 to 24.78	24,904	0.00 to 0.00	3.47	12.24 to 12.24
	2015		535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	-7.81 to -7.81
	2014		623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	-12.51 to -12.51
	2013		648	27.37 to 27.37	17,721	0.00 to 0.00	1.71	26.15 to 26.15

International Value Trust Series NAV	2017		2,312	18.75 to 18.75	43,337	0.00 to 0.00	1.94	17.25 to 5.47
	2016		2,242	15.99 to 15.99	35,853	0.00 to 0.00	3.12	12.20 to 12.20
	2015		1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	-7.72 to -7.72
	2014		1,399	15.44 to 15.44	21,595	0.00 to 0.00	3.03	-12.47 to -14.40
	2013		1,144	17.64 to 17.64	20,190	0.00 to 0.00	1.96	26.21 to 26.21

Investment Quality Bond Trust Series I	2017		280	36.65 to 36.65	10,249	0.00 to 0.00	2.62	4.61 to 4.61
	2016		297	35.03 to 35.03	10,410	0.00 to 0.00	2.27	4.29 to 4.29
	2015		321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	-0.82 to -0.82
	2014		361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48
	2013		396	32.11 to 32.11	12,718	0.00 to 0.00	3.68	-1.92 to -1.92

Investment Quality Bond Trust Series NAV	2017		967	17.32 to 17.32	16,752	0.00 to 0.00	2.90	4.67 to 1.34
	2016		763	16.55 to 16.55	12,629	0.00 to 0.00	2.51	4.26 to 4.26
	2015		674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	-0.68 to -0.68
	2014		534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04
	2013		467	15.14 to 15.14	7,074	0.00 to 0.00	3.98	-1.88 to -1.88

Lifestyle Aggressive Portfolio Series NAV	2017	(k)	455	14.20 to 14.20	6,467	0.00 to 0.00	2.07	21.85 to 21.85
	2016		196	11.65 to 11.65	2,279	0.00 to 0.00	2.87	9.59 to 9.59
	2015		80	10.63 to 10.63	853	0.00 to 0.00	2.03	-1.51 to -1.51
	2014		48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced Portfolio Series NAV	2017	(n)	5,051	12.80 to 12.80	64,648	0.00 to 0.00	2.54	12.38 to 4.70
	2016		4,011	11.39 to 11.39	45,689	0.00 to 0.00	2.94	6.17 to 6.17
	2015		2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014		961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative Portfolio Series NAV	2017	(q)	304	11.85 to 11.85	3,601	0.00 to 0.00	2.85	7.01 to 2.40
	2016		258	11.07 to 11.07	2,857	0.00 to 0.00	5.16	4.36 to 4.36
	2015		58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014		18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth Portfolio Series I	2017	(t)	133	11.85 to 11.85	1,580	0.00 to 0.00	4.18	16.14 to 16.14
	2016	(z)	49	10.20 to 10.20	501	0.00 to 0.00	9.77	1.99 to 1.99

Lifestyle Growth Portfolio Series NAV	2017	(u)	23,203	13.46 to 13.46	312,362	0.00 to 0.00	3.90	16.20 to 6.72
	2016		8,684	11.59 to 11.59	100,607	0.00 to 0.00	3.93	7.22 to 1.99
	2015		2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014		1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate Portfolio Series NAV	2017	(x)	1,505	12.48 to 12.48	18,784	0.00 to 0.00	2.71	10.56 to 3.93
	2016		1,181	11.29 to 11.29	13,334	0.00 to 0.00	3.26	5.54 to 5.54
	2015		673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014		269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88
	2013		3	10.08 to 10.08	28	0.00 to 0.00	0.00	0.84 to 0.84

M Capital Appreciation(e)	2017		141	114.51 to 114.51	16,198	0.00 to 0.00	0.00	19.02 to 19.02
	2016		151	96.21 to 96.21	14,508	0.00 to 0.00	0.00	21.06 to 21.06
	2015		151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	-6.58 to -6.58
	2014		128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01
	2013		123	75.67 to 75.67	9,332	0.00 to 0.00	0.00	39.20 to 39.20

M International Equity(e)	2017		371	39.36 to 39.36	14,614	0.00 to 0.00	1.70	24.05 to 5.64
	2016		368	31.73 to 31.73	11,682	0.00 to 0.00	1.14	-0.05 to -0.05
	2015		409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	-3.94 to -3.94
	2014		328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	-7.06 to -10.07
	2013		298	35.56 to 35.56	10,597	0.00 to 0.00	2.57	16.32 to 16.32

M Large Cap Growth(e)	2017		218	73.41 to 73.41	15,980	0.00 to 0.00	0.00	38.97 to 38.97
	2016		237	52.82 to 52.82	12,511	0.00 to 0.00	0.00	-2.32 to -2.32
	2015		243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
M Large Cap Growth(e)	2014		250	$50.21 to $50.21	$12,528	0.00% to 0.00%	0.04%	12.53% to 10.21%
	2013		235	45.56 to 45.56	10,727	0.00 to 0.00	0.59	36.15 to 36.15

M Large Cap Value(e)	2017		456	29.87 to 29.87	13,609	0.00 to 0.00	1.52	14.99 to 14.99
	2016		451	25.98 to 25.98	11,704	0.00 to 0.00	2.03	9.64 to 9.64
	2015		423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	-0.66 to -0.66
	2014		396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84
	2013		354	21.75 to 21.75	7,698	0.00 to 0.00	2.84	34.22 to 34.22

Managed Volatility Aggressive Portfolio Series I	2017	(i)	390	36.73 to 36.73	14,339	0.00 to 0.00	1.70	22.82 to 22.82
	2016		451	29.91 to 29.91	13,493	0.00 to 0.00	1.67	1.95 to 1.95
	2015		487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	-5.85 to -5.85
	2014		529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40
	2013		754	30.72 to 30.72	23,176	0.00 to 0.00	2.98	26.72 to 26.72

Managed Volatility Aggressive Portfolio Series NAV	2017	(j)	8,724	22.03 to 22.03	192,188	0.00 to 0.00	1.83	22.88 to 9.63
	2016		9,109	17.93 to 17.93	163,300	0.00 to 0.00	1.71	1.89 to 1.89
	2015		9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	-5.79 to -5.79
	2014		9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53
	2013		9,085	18.39 to 18.39	167,093	0.00 to 0.00	2.60	26.77 to 26.77

Managed Volatility Balanced Portfolio Series I	2017	(l)	1,500	41.33 to 41.33	62,006	0.00 to 0.00	2.26	14.13 to 14.13
	2016		1,543	36.21 to 36.21	55,881	0.00 to 0.00	2.05	4.79 to 4.79
	2015		1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	-2.25 to -2.25
	2014		1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29
	2013		1,952	33.89 to 33.89	66,175	0.00 to 0.00	2.81	12.78 to 12.78

Managed Volatility Balanced Portfolio Series NAV	2017	(m)	21,747	20.58 to 20.58	447,517	0.00 to 0.00	2.28	14.15 to 5.83
	2016		22,207	18.02 to 18.02	400,325	0.00 to 0.00	2.20	4.91 to 4.91
	2015		22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	-2.20 to -2.20
	2014		21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81
	2013		20,832	16.85 to 16.85	351,050	0.00 to 0.00	3.11	12.89 to 12.89

Managed Volatility Conservative Portfolio Series I	2017	(o)	84	39.56 to 39.56	3,314	0.00 to 0.00	2.44	7.82 to 7.82
	2016		90	36.69 to 36.69	3,292	0.00 to 0.00	2.24	4.58 to 4.58
	2015		109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014		119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02
	2013		150	33.39 to 33.39	5,019	0.00 to 0.00	2.92	3.87 to 3.87

Managed Volatility Conservative Portfolio Series NAV	2017	(p)	1,904	18.54 to 18.54	35,299	0.00 to 0.00	2.57	7.94 to 2.95
	2016		1,978	17.17 to 17.17	33,973	0.00 to 0.00	2.41	4.53 to 4.53
	2015		1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014		2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14
	2013		1,857	15.62 to 15.62	29,023	0.00 to 0.00	3.47	3.99 to 3.99

Managed Volatility Growth Portfolio Series I	2017	(r)	1,865	39.32 to 39.32	73,320	0.00 to 0.00	1.96	18.58 to 18.58
	2016		2,108	33.16 to 33.16	69,872	0.00 to 0.00	1.82	3.34 to 3.34
	2015		2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	-4.53 to -4.53
	2014		2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16
	2013		2,937	32.90 to 32.90	96,619	0.00 to 0.00	2.43	19.34 to 19.34

Managed Volatility Growth Portfolio Series NAV	2017	(s)	30,337	21.11 to 21.11	640,384	0.00 to 0.00	2.10	18.71 to 7.84
	2016		30,781	17.78 to 17.78	547,356	0.00 to 0.00	1.95	3.38 to 3.38
	2015		31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	-4.55 to -4.55
	2014		30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59
	2013		28,942	17.62 to 17.62	509,912	0.00 to 0.00	2.72	19.38 to 19.38

Managed Volatility Moderate Portfolio Series I	2017	(v)	342	41.91 to 41.91	14,344	0.00 to 0.00	2.30	11.88 to 11.88
	2016		364	37.46 to 37.46	13,629	0.00 to 0.00	2.13	5.30 to 5.30
	2015		380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	-0.91 to -0.91
	2014		428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94
	2013		511	34.21 to 34.21	17,487	0.00 to 0.00	2.97	10.22 to 10.22

Managed Volatility Moderate Portfolio Series NAV	2017	(w)	5,140	20.19 to 20.19	103,792	0.00 to 0.00	2.62	12.02 to 4.82
	2016		4,728	18.03 to 18.03	85,239	0.00 to 0.00	2.23	5.25 to 5.25
	2015		4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	-0.86 to -0.86
	2014		4,639	17.27 to 17.27	80,144	0.00 to 0.00	3.06	4.99 to 2.38
	2013		4,291	16.45 to 16.45	70,619	0.00 to 0.00	3.23	10.26 to 10.26

Mid Cap Index Trust Series I	2017		517	57.02 to 57.02	29,470	0.00 to 0.00	0.59	15.81 to 15.81
	2016		322	49.24 to 49.24	15,865	0.00 to 0.00	1.16	20.11 to 20.11
	2015		315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	-2.60 to -2.60
	2014		343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35
	2013		399	38.49 to 38.49	15,339	0.00 to 0.00	1.07	33.03 to 33.03

Mid Cap Index Trust Series NAV	2017		1,805	37.45 to 37.45	67,589	0.00 to 0.00	0.60	15.86 to 8.44
	2016		1,331	32.32 to 32.32	43,027	0.00 to 0.00	1.33	20.17 to 20.17
	2015		1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	-2.54 to -2.54
	2014		1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47
	2013		955	25.23 to 25.23	24,098	0.00 to 0.00	1.23	33.09 to 33.09

Mid Cap Stock Trust Series I	2017		476	45.10 to 45.10	21,464	0.00 to 0.00	0.00	28.54 to 28.54
	2016		522	35.09 to 35.09	18,317	0.00 to 0.00	0.00	0.59 to 0.59
	2015		578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Mid Cap Stock Trust Series I	2014		644	$33.87 to $33.87	$21,808	0.00% to 0.00%	0.10%	8.02% to 8.02%
	2013		667	31.35 to 31.35	20,921	0.00 to 0.00	0.04	36.82 to 36.82

Mid Cap Stock Trust Series NAV	2017		314	98.30 to 98.30	30,903	0.00 to 0.00	0.00	28.66 to 8.17
	2016		321	76.41 to 76.41	24,502	0.00 to 0.00	0.00	0.58 to 0.58
	2015		347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014		317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11
	2013		279	68.19 to 68.19	18,991	0.00 to 0.00	0.07	36.84 to 36.84

Mid Value Trust Series I	2017		389	34.67 to 34.67	13,495	0.00 to 0.00	0.97	11.43 to 11.43
	2016		453	31.12 to 31.12	14,082	0.00 to 0.00	1.14	24.02 to 24.02
	2015		482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	-3.43 to -3.43
	2014		521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60
	2013		553	23.49 to 23.49	12,998	0.00 to 0.00	1.04	31.39 to 31.39

Mid Value Trust Series NAV	2017		542	53.32 to 53.32	28,889	0.00 to 0.00	1.06	11.46 to 8.00
	2016		560	47.84 to 47.84	26,795	0.00 to 0.00	1.29	24.09 to 24.09
	2015		479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	-3.41 to -3.41
	2014		491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90
	2013		455	36.05 to 36.05	16,387	0.00 to 0.00	1.09	31.47 to 31.47

Money Market Trust Series I	2017		1,046	24.83 to 24.83	25,942	0.00 to 0.00	0.58	0.59 to 0.59
	2016		1,421	24.69 to 24.69	35,040	0.00 to 0.00	0.07	0.08 to 0.08
	2015		1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014		1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00
	2013		1,712	24.66 to 24.66	42,210	0.00 to 0.00	0.00	0.01 to 0.01

Money-Market Trust Series NAV	2017		9,104	10.07 to 10.07	91,727	0.00 to 0.00	0.63	0.61 to 0.42
	2016	(e)	11,007	10.00 to 10.00	110,182	0.00 to 0.00	0.16	0.05 to 0.05

PIMCO All Asset (e)	2017		1,614	25.85 to 18.31	30,167	0.00 to 0.00	4.49	13.19 to 6.12
	2016		1,370	22.84 to 16.18	22,914	0.00 to 0.00	2.31	12.59 to 12.59
	2015		1,439	20.28 to 14.37	21,371	0.00 to 0.00	3.01	-9.31 to -9.32
	2014		1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to -3.88
	2013		1,894	22.31 to 15.81	31,105	0.00 to 0.00	4.52	-0.10 to -0.10

Real Estate Securities Trust Series I	2017		138	193.71 to 193.71	26,664	0.00 to 0.00	0.52	6.24 to 6.24
	2016		152	182.34 to 182.34	27,761	0.00 to 0.00	3.34	6.92 to 6.92
	2015		173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014		191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73
	2013		198	126.09 to 126.09	24,973	0.00 to 0.00	1.84	-0.10 to -0.10

Real Estate Securities Trust Series NAV	2017		327	162.30 to 162.30	53,030	0.00 to 0.00	0.57	6.26 to 1.60
	2016		347	152.74 to 152.74	53,069	0.00 to 0.00	3.56	6.96 to 6.96
	2015		332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014		283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03
	2013		236	105.43 to 105.43	24,887	0.00 to 0.00	2.07	-0.05 to -0.05

Science & Technology Trust Series I	2017		469	55.32 to 55.32	25,957	0.00 to 0.00	0.05	41.13 to 41.13
	2016		431	39.20 to 39.20	16,892	0.00 to 0.00	0.00	8.39 to 8.39
	2015		547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014		557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89
	2013		576	30.02 to 30.02	17,289	0.00 to 0.00	0.00	43.53 to 43.53

Science & Technology Trust Series NAV	2017		646	43.91 to 43.91	28,380	0.00 to 0.00	0.09	41.21 to 14.63
	2016		631	31.10 to 31.10	19,631	0.00 to 0.00	0.00	8.41 to 8.41
	2015		631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014		486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95
	2013		387	23.78 to 23.78	9,206	0.00 to 0.00	0.00	43.55 to 43.55

Short Term Government Income Trust Series I	2017		577	10.81 to 10.81	6,242	0.00 to 0.00	1.41	0.57 to 0.57
	2016		541	10.75 to 10.75	5,814	0.00 to 0.00	1.69	0.57 to 0.57
	2015		576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014		592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15
	2013		775	10.50 to 10.50	8,144	0.00 to 0.00	1.94	-0.86 to -0.86

Short Term Government Income Trust Series NAV	2017		1,796	10.86 to 10.86	19,499	0.00 to 0.00	1.48	0.62 to -0.20
	2016		1,541	10.79 to 10.79	16,626	0.00 to 0.00	1.83	0.63 to 0.63
	2015		1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014		1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39
	2013		1,140	10.52 to 10.52	11,994	0.00 to 0.00	2.11	-0.74 to -0.74

Small Cap Growth Trust Series I	2017		74	32.59 to 32.59	2,426	0.00 to 0.00	0.00	26.46 to 26.46
	2016		85	25.77 to 25.77	2,196	0.00 to 0.00	0.00	2.29 to 2.29
	2015		103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	-8.85 to -8.85
	2014		94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57
	2013		101	25.69 to 25.69	2,592	0.00 to 0.00	0.00	44.08 to 44.08

Small Cap Growth Trust Series NAV	2017		600	38.74 to 38.74	23,254	0.00 to 0.00	0.00	26.70 to 10.81
	2016		565	30.58 to 30.58	17,276	0.00 to 0.00	0.00	2.27 to 2.27
	2015		558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	-8.78 to -8.78
	2014		510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60
	2013		481	30.46 to 30.46	14,645	0.00 to 0.00	0.00	44.22 to 44.22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)

Small Cap Index Trust Series I	2017		257	$42.95 to $42.95	$11,035	0.00% to 0.00%	0.45%	14.39% to 14.39%
	2016		256	37.55 to 37.55	9,614	0.00 to 0.00	1.15	20.98 to 20.98
	2015		267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	-4.58 to -4.58
	2014		291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59
	2013		308	31.10 to 31.10	9,568	0.00 to 0.00	1.43	38.61 to 38.61

Small Cap Index Trust Series NAV	2017		1,034	34.30 to 34.30	35,452	0.00 to 0.00	0.51	14.43 to 8.89
	2016		956	29.98 to 29.98	28,653	0.00 to 0.00	1.27	21.02 to 21.02
	2015		849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	-4.59 to -4.59
	2014		793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71
	2013		658	24.79 to 24.79	16,308	0.00 to 0.00	1.59	38.75 to 38.75

Small Cap Opportunities Trust Series I	2017		677	49.66 to 49.66	33,643	0.00 to 0.00	0.41	11.07 to 11.07
	2016		762	44.71 to 44.71	34,074	0.00 to 0.00	0.46	19.47 to 19.47
	2015		818	37.42 to 37.42	30,614	0.00 to 0.00	0.07	-5.17 to -5.17
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39
	2013		1,037	38.54 to 38.54	39,958	0.00 to 0.00	0.51	40.16 to 40.16

Small Cap Opportunities Trust Series NAV	2017		806	24.50 to 24.50	19,736	0.00 to 0.00	0.46	11.18 to 8.65
	2016		797	22.03 to 22.03	17,570	0.00 to 0.00	0.53	19.51 to 19.51
	2015		769	18.44 to 18.44	14,181	0.00 to 0.00	0.12	-5.12 to -5.12
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42
	2013		686	18.97 to 18.97	13,007	0.00 to 0.00	0.72	40.28 to 40.28

Small Cap Value Trust Series I	2017		123	30.87 to 30.87	3,783	0.00 to 0.00	0.84	3.73 to 3.73
	2016		177	29.76 to 29.76	5,266	0.00 to 0.00	0.68	22.67 to 22.67
	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	-1.36 to -1.36
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18
	2013		130	22.95 to 22.95	2,983	0.00 to 0.00	0.53	33.31 to 33.31

Small Cap Value Trust Series NAV	2017		414	86.94 to 86.94	36,029	0.00 to 0.00	1.03	6.06 to 3.79
	2016		406	83.77 to 83.77	34,010	0.00 to 0.00	0.79	22.68 to 22.68
	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	-1.31 to -1.31
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25
	2013		322	64.51 to 64.51	20,747	0.00 to 0.00	0.61	33.33 to 33.33

Small Company Value Trust Series I	2017		302	47.74 to 47.74	14,425	0.00 to 0.00	0.22	11.49 to 11.49
	2016		381	42.82 to 42.82	16,325	0.00 to 0.00	0.82	32.31 to 32.31
	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	-5.60 to -5.60
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11
	2013		433	34.24 to 34.24	14,836	0.00 to 0.00	1.67	31.61 to 31.61

Small Company Value Trust Series NAV	2017		858	31.83 to 31.83	27,311	0.00 to 0.00	0.25	11.58 to 9.05
	2016		844	28.53 to 28.53	24,090	0.00 to 0.00	0.87	32.33 to 32.33
	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	-5.51 to -5.51
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14
	2013		708	22.78 to 22.78	16,123	0.00 to 0.00	1.77	31.68 to 31.68

Strategic Income Opportunities Trust Series I	2017		316	29.02 to 29.02	9,154	0.00 to 0.00	3.20	5.59 to 5.59
	2016		307	27.48 to 27.48	8,445	0.00 to 0.00	2.36	5.12 to 5.12
	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22
	2014		354	25.83 to 25.83	9,149	0.00 to 0.00	4.28	5.06 to 5.06
	2013		400	24.58 to 24.58	9,826	0.00 to 0.00	5.65	3.82 to 3.82

Strategic Income Opportunities Trust Series NAV	2017		1,486	21.56 to 21.56	32,035	0.00 to 0.00	3.34	5.66 to 2.07
	2016		1,317	20.40 to 20.40	26,859	0.00 to 0.00	2.48	5.19 to 5.19
	2015		1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014		1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57
	2013		1,233	18.22 to 18.22	22,464	0.00 to 0.00	6.31	3.81 to 3.81

Total Bond Market Series Trust NAV	2017	(y)	972	25.08 to 25.08	24,385	0.00 to 0.00	3.06	3.34 to 0.84
	2016		804	24.27 to 24.27	19,505	0.00 to 0.00	2.76	2.45 to 2.45
	2015		724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014		681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90
	2013		609	22.27 to 22.27	13,556	0.00 to 0.00	3.38	-2.44 to -2.44

Total Stock Market Index Trust Series I	2017		503	32.24 to 32.24	16,221	0.00 to 0.00	1.59	20.59 to 20.59
	2016		250	26.73 to 26.73	6,683	0.00 to 0.00	1.49	12.38 to 12.38
	2015		235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	-0.64 to -0.64
	2014		255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47
	2013		300	21.48 to 21.48	6,439	0.00 to 0.00	1.45	33.39 to 33.39

Total Stock Market Index Trust Series NAV	2017		570	107.52 to 107.52	61,254	0.00 to 0.00	1.49	20.65 to 9.95
	2016		436	89.11 to 89.11	38,852	0.00 to 0.00	1.55	12.38 to 12.38
	2015		387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	-0.53 to -0.53
	2014		306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79
	2013		247	71.52 to 71.52	17,696	0.00 to 0.00	1.62	33.45 to 33.45

Ultra Short Term Bond Trust Series I	2017		177	10.17 to 10.17	1,798	0.00 to 0.00	1.60	0.66 to 0.66
	2016		121	10.10 to 10.10	1,217	0.00 to 0.00	1.83	0.52 to 0.52
	2015		84	10.05 to 10.05	848	0.00 to 0.00	1.36	-0.04 to -0.04
	2014		62	10.05 to 10.05	620	0.00 to 0.00	1.61	-0.02 to -0.02
	2013		66	10.05 to 10.05	668	0.00 to 0.00	1.43	-0.07 to -0.07

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)

Ultra Short Term Bond Trust Series NAV	2017	510	$10.20 to $10.20	$5,199	0.00% to 0.00%	1.72%	0.62% to 0.27%
	2016	386	10.14 to 10.14	3,917	0.00 to 0.00	1.57	0.67 to 0.67
	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to -0.14
	2013	268	10.07 to 10.07	2,699	0.00 to 0.00	1.29	-0.02 to -0.02

Utilities Trust Series I	2017	98	40.65 to 40.65	3,968	0.00 to 0.00	2.24	14.75 to 14.75
	2016	99	35.43 to 35.43	3,492	0.00 to 0.00	5.01	11.35 to 11.35
	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	-14.76 to -14.76
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59
	2013	148	33.15 to 33.15	4,922	0.00 to 0.00	2.06	20.57 to 20.57

Utilities Trust Series NAV	2017	526	32.57 to 32.57	17,122	0.00 to 0.00	2.46	14.82 to 3.40
	2016	542	28.37 to 28.37	15,390	0.00 to 0.00	4.82	11.43 to 11.43
	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	-14.79 to -14.79
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31
	2013	448	26.50 to 26.50	11,863	0.00 to 0.00	2.13	20.65 to 20.65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Port folio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

(g)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.

(h)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

(i)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

(n)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.

(p)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.

(s)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

(t)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.

(v)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

(w)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

(x)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

(y)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

(z)	Sub-account available in prior year but no activity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d)(1) Specimen Flexible Premium Variable Universal Life Insurance policy, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(2) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(3) Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(4) Specimen Cash Value Enhancement Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(5) Specimen Overloan Protection Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(6) Specimen Residual Life Insurance Benefit and Continuation of Acceleration Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(7) Specimen Accelerated Benefit Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(8) Extended No-Lapse Guarantee Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May, 2012.
(9) Specimen Alternative Cash Value Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(10) Specimen Acceleration of Death Benfit for Qualified Long-Term Care Services Rider, incorporated by reference to PEA No. 6, filed with the Commission on April 28, 2014.
(e) Specimen policy application, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment no. 1, filed with the Commission on April 24, 2013.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment no. 1, filed with the Commission on April 24, 2013.
(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Generali USA Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(3) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(4) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Aurigen Reinsurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(5) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(6) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, filed with the Commission on April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to pre-effective Amendment No. 1, file number 333-179570, filed with the Commission in May 2012.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017. Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Marianne Harrison 601 Congress Street Boston, MA 02210	Chair, President & Chief Executive Officer
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer – US Investments
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 197 Clarendon Street Boston, MA 02116	Director, Senior Vice President

Name and Principal Business Address	Position with Depositor
John G. Vrysen 601 Congress Street Boston, MA 02210	Director
Linda A. Davis Watters 601 Congress Street Boston, MA 02210	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Gregory Framke*
Gretchen Garrigues*
Peter Gordon*
Naveed Irshad*	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti†††
Nadine Chakar**
Kevin J. Cloherty*
Steven F. Dorval*
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Lee Ann Murray**
James O’Brien†††
Sebastian Pariath*	Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta**
Leo Zerilli*
Vice Presidents
Lynda Abend*
John Addeo**
Abigail M. Armstrong**
Sudi Arora**
Kevin Askew*****
William Ball†††
Jesse Bean**
Dwayne Bertrand**
Zahir Bhanji**	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block*
Robert Boyda**
Paul Boyne**
Ian Bodie*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan*
Daniel C. Budde**
Robert Burrow*
Jennifer Toone Campanella**
Thomas Carlisle**
Rick A. Carlson*
Patricia Rosch Carrington**

Name and Principal Business Address	Position with Depositor
Bob Carroll**
Todd J. Cassler*
Ken K. Cha*
Brian Collins*
Paul M. Crowley**
Marcelle Dahar*
Kenneth D’Amato*
John J. Danello*
Linda A. Davis Watters*
Andreas Deutschmann†††
Robert Donahue****
Jeffrey Duckworth*
Melvyn D’Souza***	Treasury
Carolyn Flanagan*
Lauren Marx Fleming*
Philip J. Fontana*
Carl O. Fowler**
Scott Francolini*
Paul Gallagher*
Thomas C. Goggins**
Susan Ghalili**
Geoff Gittins***
Jeffrey N. Given*
Howard C. Greene**
Christopher Griswold*
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
Kevin Hill*
James C. Hoodlet**
Steven Hutcheon*
Daniel S. Janis III**
Mitchell Karman*	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins**
Frank Knox*	CCO – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
Diane R. Landers**
Scott Lively*
Jeffrey H. Long*
Jennifer Lundmark*
Patrick MacDonnell*
Nathaniel I. Margolis**
Christopher Maryanopolis†††
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Camille Mucci**
Patrick M. Murphy*
Jeffrey H. Nataupsky**

Name and Principal Business Address	Position with Depositor
Scott Navin**
Sinead O’Connor*
Christopher O’Keefe*
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Wendell L. Perkins*
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Jill Rebman***
William Shannon Reid*
George Revoir*
Charles A. Rizzo*
Robert William Rizzo*
Kerri Rogers*****
Susan Roberts*
Keri Rogers*
Ian Roke†††
Andrew D. Ross****
Ronald J. Rovner*
Devon Russell*
Lisa Anne Ryan†††
Frank Saeli**
Thomas Samoluk*
Emory W. Sanders*
Jeffrey R. Santerre**
Christopher L. Sechler*
Thomas Shea**
Gordon Shone*
Susan Simi**
Darren Smith*
Rob Stanley*
Paddy Subbaraman*
Wilfred Talbot*
Nathan Thooft**
Tony Todisco*****
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*****	Controller
Peter de Vries***
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Henry Wong**
Laura Wooster**
Ross Zilber*
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†††Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2017

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(5)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(3) (Alberta)
Manulife Property Limited Partnership II (Ontario)(4)
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan*	Secretary
Brian Collins*	Vice President, US Taxation
Jeffrey H. Long*	Chief Financial Officer and Financial Operations Principal
Christopher Walker****	Vice President, Investments
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 24th day of April, 2018.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2018.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Thomas Borshoff	Director
* Paul M. Connolly	Director
* Ruth Ann Fleming	Director
* James D. Gallagher	Director
* Scott S. Hartz	Director
* Rex E. Schlaybaugh, Jr.	Director

Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

Supplement Dated April 30, 2018
TO
Prospectuses Dated April 30, 2018 Or Later

This Supplement is to be distributed with certain prospectuses for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.
The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Accumulation Variable Universal Life 2014,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”
This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES
The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
VL M SUPP (4/2018)
1

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, SPVL, and Protection VUL (“policies”).
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
Utilities
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
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Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment account offered through the Accumulation VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL, and Simplified Life policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	1.73%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.28% and 1.52%, respectively.
2

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, EPVUL, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	1.73%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.33% and 1.52%, respectively.
Table of Variable Investment Accounts and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the
3

Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
4

Portfolio	Subadviser	Investment Objective
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
5

Portfolio	Subadviser	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
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Portfolio	Subadviser	Investment Objective
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
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General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
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Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the
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policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the
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time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States
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or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.